UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, For Use of the Commission Only
☒	Definitive Proxy Statement		(as permitted by Rule 14a-6(e)(2))
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

GT BIOPHARMA, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No Fee Required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

GT BIOPHARMA, INC.

505 Montgomery Street, 10th Floor

San Francisco, California 94111

(415) 919-4040

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 14, 2026

TO THE STOCKHOLDERS OF GT BIOPHARMA, INC.:

You are cordially invited to attend the Annual Meeting of Stockholders of GT Biopharma, Inc., a Delaware corporation (the “Company”), to be held on August 14, 2026, at 11:00 A.M. Pacific time at 1900 Avenue of the Stars, Suite 2700, Los Angeles, California 90067 (the “Annual Meeting”), for the following purposes as more fully described in the accompanying proxy statement:

1.	To elect four directors to serve until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To ratify the appointment of Weinberg & Company, P.A. as the Company’s independent accountants for the fiscal year ending December 31, 2026;

3.	To hold an advisory vote on executive compensation;

4.	To approve an amendment to our restated certificate of incorporation, as amended (the “Charter”), to effect (i) a reverse stock split with respect to our issued and outstanding common stock, par value $0.001 per share (“Common Stock”), including any shares of Common Stock held by the Company as treasury shares, at a ratio in a range of 1-for-10 to 1-for-30 (the “Reverse Stock Split”), with such ratio to be determined in the discretion of the board of directors of the Company (the “Board of Directors”) and (ii) a simultaneous reduction of the authorized shares of Common Stock to 25,000,000 and preferred stock to 1,500,000 (the “Reduction in Authorized Shares”), in each case with such action to be effected at such time and date, if at all, as determined by the Board of Directors within one year after the conclusion of the Annual Meeting;

5.	To approve an amendment to the GT Biopharma, Inc. 2022 Omnibus Incentive Plan, as amended (the “2022 Plan”) increasing the number of shares available for future awards thereunder by 3,500,000 shares of Common Stock;

6.	To approve a second and separate amendment to the 2022 Plan to adopt an evergreen provision providing for an automatic annual increase in the shares available for future awards under the 2022 Plan; and

7.	To transact other business properly presented at the meeting or any postponement or adjournment thereof.

Only stockholders as of the record date, June 30, 2026 (the “Record Date”), or their duly appointed proxies, may attend the Annual Meeting. If you hold your shares in “street name” (that is, through a broker, bank or nominee), your name does not appear in the Company’s records, so you will need to bring a copy of your brokerage statement reflecting your ownership of shares of Common Stock as of the Record Date to attend the Annual Meeting and a legal proxy if you wish to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and at 1900 Avenue of the Stars, Suite 2700, Los Angeles, California 90067 for 10 days prior to the Annual Meeting.

This Notice of Annual Meeting, the proxy statement, the proxy card and a copy of our Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Annual Report”) are first being made available to our stockholders on or about July 2, 2026.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote by telephone or the Internet by following the voting procedures described in the Proxy Materials. If you received printed proxy materials and wish to vote by mail, promptly complete, date and sign the enclosed proxy card and return it in the accompanying envelope.

July 2, 2026	By Order of the Board of Directors

/s/ Michael Breen
Michael Breen Executive Chairman of the Board of Directors and Chief Executive Officer

TABLE OF CONTENTS

Page
INFORMATION CONCERNING VOTING AND SOLICITATION OF PROXIES	1
FREQUENTLY ASKED QUESTIONS	2
PROPOSAL NO. 1 – ELECTION OF DIRECTORS	8
PROPOSAL NO. 2 – INDEPENDENT ACCOUNTANTS	14
PROPOSAL NO. 3 – ADVISORY VOTE ON EXECUTIVE COMPENSATION	15
EXECUTIVE COMPENSATION	16
PROPOSAL NO. 4 – APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT THE REVERSE STOCK SPLIT AND A SIMULTANEOUS REDUCTION OF THE AUTHORIZED SHARES OF CAPITAL STOCK	23
PROPOSAL NO. 5 – APPROVAL OF AN AMENDMENT TO THE 2022 PLAN INCREASING THE NUMBER OF SHARES AVAILABLE FOR FUTURE AWARDS THEREUNDER BY 3,500,000 SHARES	32
PROPOSAL NO. 6 – APPROVAL OF A SECOND AMENDMENT TO THE 2022 PLAN TO ADOPT AN EVERGREEN PROVISION	37
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	39
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	42
DELINQUENT SECTION 16(A) REPORTS	42
STOCKHOLDER PROPOSALS	43
OTHER MATTERS	43
APPENDIX A – CERTIFICATE OF AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION	A-1
APPENDIX B – PROPOSED AMENDMENT TO THE 2022 OMNIBUS INCENTIVE PLAN	B-1
APPENDIX C – SECOND PROPOSED AMENDMENT TO THE 2022 OMNIBUS INCENTIVE PLAN	C-1

i

GT BIOPHARMA, INC.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AUGUST 14, 2026

INFORMATION CONCERNING VOTING AND SOLICITATION OF PROXIES

Our Board of Directors solicits your proxy for the 2026 Annual Meeting of Stockholders (the “Annual Meeting”), and for any postponement or adjournment of the Annual Meeting, for the purposes described in the “Notice of Annual Meeting of Stockholders.” The table below shows some important details about the Annual Meeting and voting. Additional information is available in the “Frequently Asked Questions” section of the proxy statement immediately below the table. We use the terms “GT Biopharma,” “the Company,” “we,” “our” and “us” in this proxy statement to refer to GT Biopharma, Inc., a Delaware corporation.

The Notice of Annual Meeting, proxy statement, proxy card and copy of our Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Annual Report”) are first being made available to our stockholders on or about July 2, 2026.

Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting

This proxy statement and the 2025 Annual Report are available for viewing, printing and downloading at www.proxyvote.com and on the “Investors” section of our website at www.gtbiopharma.com. Certain documents referenced in the proxy statement are available on our website. However, we are not including the information contained on our website, or any information that may be accessed by links on our website, as part of, or incorporating it by reference into, this proxy statement.

Meeting Details	August 14, 2026, 11:00 a.m. Pacific Time

Attending the Meeting	The Annual Meeting will be held at 1900 Avenue of the Stars, Suite 2700, Los Angeles, California 90067. Only stockholders of the Company as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. If you are a beneficial owner and hold your shares in “street name” (that is, through a broker, bank or other nominee), your name does not appear in the Company’s records, so you will need to bring a copy of your brokerage statement reflecting your ownership of shares of our common stock, par value $0.001 per share (“Common Stock”), as of the Record Date in order to be admitted to the Annual Meeting.

Record Date	June 30, 2026

Shares Outstanding	There were 44,338,573 shares of Common Stock outstanding and entitled to vote as of the Record Date.

Eligibility to Vote	Holders of our Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Each stockholder is entitled to one vote for each share held as of the Record Date.

Quorum	The presence, in person or by proxy duly authorized, of the holders of not less than one-third (1/3) of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. A quorum is required to transact business at the Annual Meeting.

Voting Methods	Stockholders whose shares are registered in their names with Computershare, our transfer agent (referred to as “Stockholders of Record”) may vote in person or by proxy via the Internet, phone, or mail by following the instructions on the accompanying proxy card. Stockholders of Record may also vote at the Annual Meeting. Stockholders whose shares are held in “street name” by a broker, bank or other nominee (referred to as “Beneficial Owners”) must follow the voting instructions provided by their brokers or other nominees. If you are a Beneficial Owner and hold your shares in “street name,” your name does not appear in the Company’s records, so you will need to bring a copy of your brokerage statement reflecting your ownership of shares of Common Stock as of the Record Date in order to be admitted to and to vote at the Annual Meeting. See “What is the difference between holding shares as a Stockholder of Record and as a Beneficial Owner?” and “How do I vote and what are the voting deadlines?” below for additional information.

Inspector of Elections	We will appoint an independent Inspector of Elections to determine whether a quorum is present, and to tabulate the votes cast in person or by proxy or at the Annual Meeting.

Voting Results	We will announce the preliminary results for the proposals at the Annual Meeting. We will report final results on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting.

Proxy Solicitation Costs	We have engaged Saratoga Proxy Consulting LLC (“Saratoga”) to act as a proxy solicitor in conjunction with the 2026 Annual Meeting. We will bear the costs of soliciting proxies from our stockholders. We will pay Saratoga a fee of $10,000 as compensation for its services and will reimburse it for its reasonable out-of-pocket expenses. Our directors, officers and other employees may also solicit proxies personally or by telephone, e-mail or other means of communication, and we will reimburse them for any related expenses. We will also reimburse brokers and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to the Beneficial Owners of the shares that the nominees hold in their names.

1

FREQUENTLY ASKED QUESTIONS

What matters am I voting on?

You will be voting on:

●	The election of four directors to hold office until the 2027 annual meeting of stockholders (the “2027 Annual Meeting”) and until their successors are duly elected and qualified (“Proposal No. 1”);

●	A proposal to ratify the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Proposal No. 2”);

●	An advisory vote on executive compensation (“Proposal No. 3”);

●	A proposal to approve an amendment to our restated certificate of incorporation, as amended (the “Charter”), to effect (i) a reverse stock split with respect to our issued and outstanding common stock, par value $0.001 per share (“Common Stock”), including any Common Stock held by the Company as treasury shares, at a ratio in a range of 1-for-10 to 1-for-30 (the “Reverse Stock Split”), with such ratio to be determined in the discretion of the board of directors of the Company (the “Board of Directors”) and (ii) a simultaneous reduction of the authorized shares of Common Stock to 25,000,000 and preferred stock to 1,500,000 (the “Reduction in Authorized Shares”), in each case with such action to be effected at such time and date, if at all, as determined by the Board of Directors within one year after the conclusion of the Annual Meeting (such proposal the “Reverse Stock Split Proposal” or “Proposal No. 4”);

●	A proposal to approve an amendment to the GT Biopharma, Inc. 2022 Omnibus Incentive Plan, as amended (the “2022 Plan”) increasing the number of shares available for future awards thereunder by 3,500,000 shares of Common Stock (“Proposal No. 5”);

●	A proposal to approve a second and separate amendment to the 2022 Plan to adopt an evergreen provision providing for an automatic annual increase in the shares available for future awards under the 2022 Plan (“Proposal No. 6”); and

●	Any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

How does our Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote:

●	FOR each director nominee nominated by our Board of Directors and named in this proxy statement as directors to serve for one-year terms until the 2027 Annual Meeting;

●	FOR the ratification of the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

●	FOR the endorsement of the compensation of our executive officers;

●	FOR the Reverse Stock Split Proposal;

●	FOR the approval of an amendment to our 2022 Plan to increase the number of shares of Common Stock available for issuance under the 2022 Plan; and

●	FOR the approval of a second and separate amendment to the 2022 Plan to adopt an evergreen provision providing for an automatic annual increase in the shares available for future awards under the 2022 Plan.

2

Why am I receiving these proxy materials?

You are receiving these proxy materials because you held shares of Common Stock on the Record Date for the Annual Meeting. As a shareholder of record as of the Record Date, you are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

The proxy materials include our Notice of Annual Meeting, proxy statement and copy of our 2025 Annual Report. The proxy materials also include the proxy card for the Annual Meeting, which is being solicited on behalf of the Board of Directors. The proxy materials contain detailed information about the matters to be voted on at the Annual Meeting and provide updated information about the Company to assist you in making an informed decision when voting your shares.

The Company began furnishing the proxy materials to shareholders on or about July 2, 2026 and will bear the cost of soliciting proxies on behalf of the Company for the Annual Meeting.

Will there be any other items of business on the agenda?

If any other items of business or other matters are properly brought before the Annual Meeting, your proxy gives discretionary authority to the persons named on the proxy card with respect to those items of business or other matters. The persons named on the proxy card intend to vote the proxy in accordance with their best judgment. Our Board of Directors does not intend to bring any other matters to be voted on at the Annual Meeting, and we are not currently aware of any matters that may be properly presented by others for action at the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

A complete list of the stockholders entitled to vote at the Annual Meeting will be available at 1900 Avenue of the Stars, Suite 2700, Los Angeles, California 90067, during regular business hours for the ten days prior to the Annual Meeting. This list will also be available during the Annual Meeting. Stockholders may examine the list for any legally valid purpose related to the Annual Meeting.

What is the difference between holding shares as a Stockholder of Record and as a Beneficial Owner?

Stockholders of Record. If, at the close of business on the Record Date, your shares are registered directly in your name with Computershare, our transfer agent, you are considered the Stockholder of Record with respect to those shares. As the Stockholder of Record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote at the Annual Meeting.

Beneficial Owners. If your shares are held in a stock brokerage account or by a bank or other nominee on your behalf, you are considered the Beneficial Owner of shares held in “street name.” As the Beneficial Owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. In general, if you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee may, in its discretion, vote your shares with respect to routine matters (e.g., the ratification of the appointment of our independent auditor), but may not vote your shares with respect to any non-routine matters (e.g., the election of directors). See “What if I do not specify how my shares are to be voted?” for additional information.

3

How do I vote and what are the voting deadlines?

Stockholders of Record. Stockholders of Record can vote by proxy or by attending the Annual Meeting. If you vote by proxy, you can vote by Internet, telephone or by mail as described below.

●	You may vote via the Internet or by telephone. To vote via the Internet or by telephone, follow the instructions provided in the Notice of Annual Meeting or in the proxy card that accompanies this proxy statement. If you vote via the Internet or by telephone, you do not need to return a proxy card by mail. Internet and telephone voting are available 24 hours a day. Votes submitted through the Internet or by telephone must be received by 11:59 p.m. Eastern Time on August 13, 2026.

●	You may vote by mail. If you would like to vote by mail, you need to complete, date and sign the proxy card that accompanies this proxy statement and promptly mail it in the enclosed postage-paid envelope so that it is received no later than August 13, 2026. You do not need to put a stamp on the enclosed envelope if you mail it from within the United States. The persons named on the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter to be voted on at the Annual Meeting, the persons named on the proxy card will vote the shares you own in accordance with the recommendations of our Board of Directors. Our Board of Directors recommends that you vote FOR each of the nominees in Proposal No. 1 and FOR Proposals Nos. 2, 3, 4, 5 and 6.

●	You may vote in person at the Annual Meeting.

Beneficial Owners. If you are the Beneficial Owner of shares held of record by a broker or other nominee, you will receive voting instructions from your broker or other nominee. You must follow the voting instructions provided by your broker or other nominee in order to instruct your broker or other nominee how to vote your shares. The availability of telephone and Internet voting options will depend on the voting process of your broker or other nominee. If you are a Beneficial Owner, your name does not appear in the Company’s records, so you will need to bring a copy of your brokerage statement reflecting your ownership of shares of Common Stock as of the Record Date in order to be admitted to and to vote at the Annual Meeting.

May I change my vote or revoke my proxy?

Stockholders of Record. If you are a Stockholder of Record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the Annual Meeting by:

●	entering a new vote by Internet or telephone;

●	signing and returning a new proxy card with a later date;

●	delivering a written revocation to our Secretary at 505 Montgomery Street, 10th Floor, San Francisco, California 94111; or

●	attending the Annual Meeting and voting in person.

Beneficial Owners. If you are the Beneficial Owner of your shares, you must contact the broker or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board of Directors. The person named on the proxy card has been designated as proxy holder by our Board of Directors. When a proxy is properly dated, executed and returned, the shares represented by the proxy will be voted at the Annual Meeting in accordance with the instruction of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors (as shown on the first page of the proxy statement). If any matters not described in the proxy statement are properly presented at the Annual Meeting, the proxy holder will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holder can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

4

What if I do not specify how my shares are to be voted?

Stockholders of Record. If you are a Stockholder of Record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

●	FOR the election of each of the four directors nominated by our Board of Directors and named in this proxy statement as directors to serve for one-year terms;

●	FOR the ratification of the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

●	FOR endorsement of the compensation of our executive officers;

●	FOR the Reverse Stock Split Proposal;

●	FOR the approval of an amendment to our 2022 Plan to increase the number of shares of Common Stock available for issuance under the 2022 Plan; and

●	FOR the approval of a second and separate amendment to the 2022 Plan to adopt an evergreen provision providing for an automatic annual increase in the shares available for future awards under the 2022 Plan.

●	In the discretion of the named proxy holder regarding any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners. If you are a Beneficial Owner and you do not provide your broker or other nominee that holds your shares with voting instructions, your broker or other nominee will determine if it has discretion to vote on each matter. In general, brokers and other nominees do not have discretion to vote on non-routine matters. Each of Proposal Nos. 1, 3, 5 and 6 is a non-routine matter, while each of Proposal Nos. 2 and 4 is a routine matter. As a result, if you do not provide voting instructions to your broker or other nominee, your broker or other nominee cannot vote your shares with respect to Proposal Nos. 1, 3, 5 and 6 which would result in a “broker non-vote,” but may, in its discretion, vote your shares with respect to Proposal Nos. 2 and 4. For additional information regarding broker non-votes, see “What are the effects of abstentions and broker non-votes?” below.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our Amended and Restated Bylaws and Delaware law. The presence, in person or by proxy duly authorized, of the holders of not less than one-third (1/3) of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. As noted above, as of the Record Date, there were a total of 44,338,573 shares of Common Stock outstanding, which means that 14,779,525 shares of Common Stock must be represented in person or by proxy at the Annual Meeting to have a quorum. If there is no quorum, the chairman of the Annual Meeting may adjourn the meeting to a later date.

What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting (Proposal Nos. 2, 3, 4, 5 and 6). However, abstentions will have no impact on the outcome of Proposal No. 1 as long as a quorum exists.

A broker non-vote occurs when a broker or other nominee holding shares for a Beneficial Owner does not vote on a particular proposal because the broker or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the Beneficial Owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not affect the outcome of the vote on Proposal Nos. 1, 3, 5 and 6.

5

How many votes are needed for approval of each proposal?

Proposal	Vote Required	Broker Discretionary Voting Allowed?
Proposal No. 1 - Election of directors	Plurality of voting power of shares present and entitled to vote	No

Proposal No. 2 - Ratification of the appointment of the independent registered accounting firm	Majority of voting power of shares present and entitled to vote	Yes

Proposal No. 3 - Endorsement of the compensation of executive officers	Majority of voting power of shares present and entitled to vote	No

Proposal No. 4 - Reverse Stock Split Proposal	Majority of voting power of shares present and entitled to vote	Yes

Proposal No. 5 - Increase in Shares Available under the 2022 Plan	Majority of voting power of shares present and entitled to vote	No

Proposal No. 6 - Evergreen Provision Providing for Increase In Shares Available under the 2022 Plan	Majority of voting power of shares present and entitled to vote	No

With respect to Proposal No. 1, you may vote (i) FOR all nominees, (ii) WITHHOLD your vote as to all nominees, or (iii) vote FOR all nominees except for those specific nominees from whom you WITHHOLD your vote. The four nominees receiving the most FOR votes will be elected. Cumulative voting is not permitted with respect to the election of directors. If you WITHHOLD your vote as to all nominees, your vote will be treated as if you had ABSTAINED from voting on Proposal No. 1, and your abstention will have no effect on the outcome of the vote.

With respect to Proposal Nos. 2, 3, 4, 5 and 6, you may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on any of Proposal Nos. 2, 3, 4, 5 and 6, the abstention will have the same effect as a vote AGAINST the proposal.

How are proxies solicited for the Annual Meeting and who is paying for the solicitation?

Our Board of Directors is soliciting proxies for use at the Annual Meeting by means of this proxy statement. We will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers and other nominees to forward to the Beneficial Owners of the shares held of record by the brokers or other nominees. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending these proxy materials to Beneficial Owners.

This solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers, employees or agents. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We do not plan to retain a proxy solicitor to assist in the solicitation of proxies.

6

Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within GT Biopharma or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Will members of the Board of Directors attend the Annual Meeting?

We encourage members of our Board of Directors to attend the Annual Meeting.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted an SEC-approved procedure called “householding,” under which we can deliver a single copy of the Notice of Annual Meeting and the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Stockholders of Record who participate in householding will be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the Notice of Annual Meeting and the proxy materials to any stockholder at a shared address to which we delivered a single copy of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that GT Biopharma only send a single copy of next year’s Notice of Annual Meeting and, if applicable, the proxy materials, you may contact us as follows:

GT Biopharma, Inc.

Attention: Secretary

505 Montogomery Street, 10th Floor

San Francisco, California 94111

(415) 919-4040

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

7

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Proposal No. 1 is the election of four directors to hold office for a period of one year and until their respective successors have been duly elected and qualified. Our Amended and Restated Bylaws provide that the number of the directors of our company shall be not less than three nor more than nine, as fixed from time-to-time by resolution of our Board of Directors. On May 12, 2025, our Board of Directors fixed the number of directors at four.

Unless otherwise instructed, the proxy holder will vote the proxies received by such proxy holder for the nominees named below. If any nominee is unwilling to serve as a director at the time of the Annual Meeting, the proxies will be voted for such other nominee(s) as shall be designated by the then current Board of Directors to fill any vacancy. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Our Board of Directors proposes the election of the following nominees as directors:

Michael Breen, Executive Chairman of the Board of Directors

Charles J. Casamento

Hilary Kramer

David C. Mun-Gavin

If elected, the foregoing four nominees are expected to serve until the 2027 Annual Meeting.

Required Vote

The directors nominated will be elected by a plurality of voting power of shares of our Common Stock present or represented and entitled to vote at the Annual Meeting with respect to such proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

The principal occupation and certain other information about the nominees and certain executive officers are set forth as follows:

CURRENT DIRECTORS/DIRECTOR NOMINEES

The following table sets forth the name, age, position and date of appointment of each of our directors as of June 30, 2026.

Name	Age	Position	Date of Appointment
Michael Breen	64	Executive Chairman of the Board of Directors and Chief Executive Officer	January 13, 2021
Charles J. Casamento(1)(2)	81	Director	May 1, 2023
Hilary Kramer(2)(3)	62	Director	May 7, 2025
David C. Mun-Gavin(2)(4)	79	Director	June 10, 2025

(1)	Chairman of the Audit Committee.

(2)	Member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

(3)	Chairman of the Nominating and Corporate Governance Committee.

(4)	Chairman of the Compensation Committee.

8

Michael Breen - Executive Chairman of the Board of Directors and Chief Executive Officer

Mr. Breen was appointed to our Board of Directors on January 13, 2021, was appointed Executive Chairman of the Board of Directors on November 8, 2021 and was appointed as our Chief Executive Officer on April 29, 2025 for a two-year term. Mr. Breen served as our Interim Chief Executive Officer from March 2, 2022 to April 29, 2025. Prior to joining our company, Mr. Breen served as a senior partner in the global law firm of Clyde & Co., specializing in all aspects of corporate law, including mergers and acquisitions and fund management regulatory issues, which included advising clients in the biotechnology and health sciences sectors. Prior to joining Clyde & Co., Mr. Breen served as a senior partner and managing partner in the London law firm of Edward Lewis. Prior to his time at Edward Lewis, he was also a partner at Robert Gore & Company. Between 2002 and 2005, Mr. Breen was managing director and a shareholder of the Sports and Entertainment Division of Insinger de Beaufort Bank, a Dutch private banking, asset management and trust group listed on the Luxembourg stock exchange. From 2001 to 2007 Mr. Breen also served as a non-executive director and co-owner of Damon Hill Holdings Limited, a multi franchise motor dealer group. Mr. Breen also serves as a director of a Cayman Islands fund, Bristol Investment Fund, Limited. Mr. Breen is also a non-executive director and co-owner of Colorsport Images Limited, a sports photographic agency and library. Mr. Breen is a U.K. qualified solicitor/attorney who holds an Honours LL.B. degree in law from the University College of Wales, Aberystwyth and qualified as a solicitor of the Supreme Court of Judicature of England and Wales in 1988. Mr. Breen is a former member of the International Bar Association, British Association for Sport and the Law, Law Society of England and Wales, and Holborn Law Society. We believe that Mr. Breen is well-qualified to serve as director due to his demonstrated leadership abilities and extensive experience serving on the boards of directors of numerous corporations.

Charles J. Casamento

Mr. Casamento was appointed to our Board of Directors on May 1, 2023. Mr. Casamento is currently executive director and principal of The Sage Group, a healthcare advisory group specializing in mergers, acquisitions, and partnerships between biotechnology companies and pharmaceutical companies, since 2007. He was the president and chief executive officer of Osteologix, Inc., a public biopharmaceutical company developing products for treating osteoporosis, from 2004 through 2007. Mr. Casamento was founder of, and from 1999 through 2004, served as chairman of the board, president and chief executive officer, of Questcor Pharmaceuticals, Inc. which was subsequently acquired by Mallinckrodt Pharmaceuticals. Mr. Casamento formerly served as RiboGene, Inc.’s president, chief executive officer and chairman of the board from 1993 through 1999 until it merged with Cypros Pharmaceutical Corp to form Questcor Pharmaceuticals, Inc. He was co-founder, president and chief executive officer of Interneuron Pharmaceuticals, Inc. (Indevus), a biopharmaceutical company, from 1989 until 1993. Indevus was eventually acquired by Endo Pharmaceuticals. Mr. Casamento has also held senior management positions at Genzyme Corporation, where he was senior vice president, pharmaceuticals and biochemicals; American Hospital Supply, where he was vice president of business development and strategic planning for the Critical Care Division; Johnson & Johnson, Hoffmann-LaRoche, Inc. and Sandoz Inc. (now Novartis). Mr. Casamento also serves on the board of directors of the following Nasdaq listed companies: Eton Pharmaceuticals, Inc., PaxMedica, Inc., First Wave Biopharma, Inc. and Relmada Therapeutics, Inc. During his career he has served on the boards of fourteen biotech/pharma companies and has also been a director and vice chairman of The Catholic Medical Missions Board, a large not-for-profit organization providing health care services to third world countries. He has served as a guest lecturer at Fordham University and is on the Science Council of Fordham University. He holds a bachelor’s degree in Pharmacy from Fordham University and an MBA from Iona University and was previously licensed to practice pharmacy in the states of New York and New Jersey. We believe that Mr. Casamento is well-qualified to serve as director due to his extensive experience with biotechnology and pharmaceutical companies, and serving on the boards of directors of numerous publicly traded corporations.

Hilary Kramer

Ms. Kramer was appointed to our Board of Directors on May 7, 2025. Ms. Kramer has served as the Chief Executive Officer, President and Chief Investment Officer of Greentech Research LLC, a global fund specializing in alternative energies and clean technologies, since 2006. Prior to this, she served as an analyst and investment banker at each of Morgan Stanley and Lehman Brothers. Ms. Kramer previously served as the co-head and a director of Ibero-American Media Partners II Ltd., a $1.0 billion private equity fund jointly owned by Hicks, Muse, Tate & Furst. Ms. Kramer has served as a director of multiple publicly-traded and privately owned companies, including RSL Communications, Inc., El Sitio Inc., Deltathree Inc. and Direct TV Latin America. Ms. Kramer has served as a director of INX Digital Company, a Gibraltar-based firm that specializes in digital asset trading and blockchain technology, since January 2023. She has also consulted with family offices and institutions, such as Montgomery Asset Management, Freddie Mac, and families on the Forbes list of global billionaires ranging from Latin America to the Middle East. Ms. Kramer authors the futurist investment newsletter, GameChangers, and has a nationally syndicated investment radio show on the Salem Network in 140 markets. She is the author of Ahead of the Curve (Simon & Schuster 2007) and The Little Book of Big Profits from Small Stocks (Wiley 2012) and Game Changing Investing (Regnery 2020). Ms. Kramer was a founding member of the Wall Street Journal Women in Business. Ms. Kramer holds an MBA from the Wharton School of the University of Pennsylvania and a BA with honors from Wellesley College. We believe that Ms. Kramer is well-qualified to serve as director due to her extensive experience serving on the boards of directors of numerous corporations.

David C. Mun-Gavin

Mr. Mun-Gavin was appointed to our Board of Directors on June 10, 2025. Mr. Mun-Gavin has served as the Client Director, International Private Banking Division, of Brown Shipley, a Quintet private bank, since October 2018. Prior to this, Mr. Mun-Gavin served in various roles at Insinger De Beaufort, Credit Suisse, The Vanol Group, Swiss Bank Corporation Investment Banking Ltd., Bankers Trust International Limited, the Dr. Jonathan Beare Family Office, and Goldby, Compton and Mackelvie Durban. Mr. Mun-Gavin earned a certificate in the theory of accountancy at University of Natal. We believe that Mr. Mun-Gavin is well-qualified to serve as director due to his extensive finance experience and analytical background.

9

OTHER EXECUTIVE OFFICERS

The following table sets forth the name, age, position and date of appointment of each of our other executive officers as of June 30, 2026.

Name	Age	Position	Date of Appointment
Alan Urban	57	Chief Financial Officer & Secretary	June 3, 2024

Alan Urban - Chief Financial Officer

Mr. Urban has previously served as a member of the Board of Directors of the Company from June 2022 to May 2023; as Chief Financial Officer for SRAX, Inc. (OTC: SRAX), a financial technology company, from March 2023 to July 2023; as Chief Financial Officer for Creek Road Miners, Inc. (formerly OTC: CRKR), a cryptocurrency mining company, from November 2021 to March 2023; and as Chief Financial Officer and Secretary for Research Solutions, Inc. (NASDAQ: RSSS), a SaaS and content provider in the scientific, technical and medical information space, from October 2011 to October 2021. Earlier in his career, Mr. Urban served as Chief Financial Officer and Senior Vice President of Finance and Accounting for ReachLocal, Inc. (NASDAQ: RLOC), an internet marketing company; and as Vice President of Finance and Treasurer for Infotrieve, Inc., a content provider in the scientific, technical and medical information space. He has been a Certified Public Accountant (currently inactive) since 1998. Mr. Urban received a B.S. in Business, with a concentration in Accounting Theory and Practice, from California State University, Northridge.

FURTHER INFORMATION CONCERNING OUR BOARD OF DIRECTORS

Meetings. Our Board of Directors held four meetings during the fiscal year ended December 31, 2025. Our Board of Directors is authorized to, and did, act by written consent during the fiscal year ended December 31, 2025. Each director then serving attended 75% or more of the aggregate of all of the meetings of our Board of Directors and all of the meetings held by all committees of our Board of Directors on which such director served in the fiscal year ended December 31, 2025. While directors periodically attend annual stockholder meetings, we have not established a specific policy with respect to members of our Board of Directors attending annual stockholder meetings. One director then serving on our Board of Directors attended our 2025 annual meeting of stockholders.

Committees. Our Board of Directors currently has the following standing committees: Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Our Audit Committee held four meetings, our Compensation Committee held four meetings and our Nominating and Corporate Governance Committee held no meetings during the fiscal year ended December 31, 2025. Our committees are authorized to, and did, act by written consent during the fiscal year ended December 31, 2025.

Our Audit Committee currently consists of Mr. Casamento (Chairman), Ms. Kramer and Mr. Mun-Gavin. The primary purposes of our Audit Committee are to oversee (i) the Company’s accounting and financial reporting processes and the integrity of its financial statements; (ii) the audits of the Company’s financial statements and the appointment, compensation, qualifications, independence and performance of the Company’s independent auditors; (iii) the Company’s compliance with legal and regulatory requirements; and (iv) the performance of the Company’s internal audit function, internal accounting controls, disclosure controls and procedures and internal control over financial reporting. The role and responsibilities of our Audit Committee are more fully set forth in a revised written charter adopted by our Board of Directors on January 28, 2021, which is available on our website located at www.gtbiopharma.com.

Our Compensation Committee currently consists of Mr. Mun-Gavin (Chairman), Mr. Casamento and Ms. Kramer. The primary purposes of our Compensation Committee are to (i) determine, or recommend to our Board of Directors for determination, the compensation of our chief executive officer and all other executive officers, (ii) make recommendations to our Board of Directors with respect to compensation of our non-employee directors, (iii) make recommendations to our Board of Directors with respect to incentive compensation plans and equity-based plans that are subject to board approval, (iv) exercise oversight with respect to our compensation philosophy, incentive compensation plans, equity-based plans and other compensation plans covering executive officers and senior management, (v) review and discuss with management, to the extent applicable, our Compensation Discussion & Analysis required by SEC rules to be included in our proxy statement and annual report on Form 10-K, and (vi) to the extent applicable, produce the annual compensation committee report for inclusion in our proxy statement and annual report on Form 10-K, as applicable. The role and responsibilities of our Compensation Committee are more fully set forth in a revised written charter adopted by our Board of Directors on January 28, 2021, which is available on our website located at www.gtbiopharma.com.

10

The policies underlying our Compensation Committee’s compensation decisions are designed to attract and retain the best-qualified management personnel available. We routinely compensate our executive officers through salaries. At our discretion, we may reward executive officers and employees through bonus programs based on profitability and other objectively measurable performance factors. Additionally, we use stock options, restricted stock awards and other incentive awards to compensate our executives and other key employees to align the interests of our executive officers with the interests of our stockholders. In establishing executive compensation, our Compensation Committee evaluates compensation paid to similar officers employed at other companies of similar size in the same industry and the individual performance of each officer as it impacts our overall performance with particular focus on an individual’s contribution to the realization of operating profits and the achievement of strategic business goals. Our Compensation Committee further attempts to rationalize a particular executive’s compensation with that of other executive officers of our company in an effort to distribute compensation fairly among the executive officers. Although the components of executive compensation (salary, bonus and incentive grants) are reviewed separately, compensation decisions are made based on a review of total compensation.

Our Nominating and Corporate Governance Committee currently consists of Ms. Kramer (Chairman), and Messrs. Casamento and Mun-Gavin. The primary purposes of our Nominating and Corporate Governance Committee are to (i) identify and select, or recommend to our Board of Directors for selection, the individuals qualified to serve on our Board of Directors (consistent with criteria that our Board of Directors has approved) either for election by stockholders at each meeting of stockholders at which directors are to be elected or for appointment to fill vacancies on our Board of Directors, (ii) develop, recommend to our Board of Directors, and assess our corporate governance policies and (iii) oversee the evaluation of our Board of Directors. The role and responsibilities of our Nominating and Corporate Governance Committee are more fully set forth in a revised written charter adopted by our Board of Directors on January 28, 2021, which is available on our website located at www.gtbiopharma.com.

Our Nominating and Corporate Governance Committee’s methods for identifying candidates for election to our Board of Directors (other than those proposed by our stockholders, as discussed below) include the solicitation of ideas for possible candidates from a number of sources - members of our Board of Directors; our executives; individuals personally known to the members of our Board of Directors; and other research. Our Nominating and Corporate Governance Committee may also, from time-to-time, retain one or more third-party search firms to identify suitable candidates.

A stockholder of our company may nominate one or more persons for election as a director at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in our Amended and Restated Bylaws. In addition, the notice must be made in writing and set forth as to each proposed nominee the information required under our Amended and Restated Bylaws and any other information concerning the nominee that must be disclosed respecting nominees in proxy solicitations pursuant to Rule 14(a) of the Exchange Act of 1934, as amended. The recommendation should be addressed to our Secretary.

11

Among other matters, our Nominating and Corporate Governance Committee:

1.	Reviews the desired experience, mix of skills and other qualities to assure appropriate Board of Directors composition, taking into account the current members of our Board of Directors and the specific needs of our company and our Board of Directors;

2.	Conducts candidate searches, interviews prospective candidates and conducts programs to introduce candidates to our management and operations, and confirms the appropriate level of interest of such candidates;

3.	Recommends qualified candidates who bring the background, knowledge, experience, independence, skill sets and expertise that would strengthen and increase the diversity of our Board of Directors; and

4.	Conducts appropriate inquiries into the background and qualifications of potential nominees.

Based on the foregoing, our Nominating and Corporate Governance Committee recommended for nomination and our Board of Directors nominated, Messrs. Breen, Casamento, and Mun-Gavin and Ms. Kramer for election as directors on our Board of Directors, subject to stockholder approval, for a one-year term ending on or around the date of our 2027 Annual Meeting.

Code of Conduct and Ethics. We have adopted a written code of conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the corporate governance section of our website, which is located at https://ir.gtbiopharma.com/governance-docs/. If we make any substantive amendments to, or grant any waivers from, the code of conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

Compensation Committee Interlocks and Insider Participation. None of the Company’s executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors.

Board Leadership Structure and Role in Risk Oversight. Mr. Breen serves as our Executive Chairman of the Board of Directors and Chief Executive Officer. We believe that combining the role of Chairman of the Board of Directors and Chief Executive Officer is appropriate to provide the authority necessary for Mr. Breen to effectively lead our company through its current phase of growth. Our Board of Directors plays an active role, as a whole and at the committee level, in overseeing management of our risks and strategic direction. Our Board of Directors regularly reviews information regarding our liquidity, operations and cybersecurity, as well as the risks associated with each. Our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. Our Audit Committee oversees the process by which our senior management and relevant employees assess and manage our exposure to, and management of, financial risks. Our Nominating and Corporate Governance Committee also manages risks associated with the independence of members of our Board of Directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed about such risks.

Board Diversity. Of our total number of four directors, we have one female director. Our Board of Directors has adopted a Board Diversity Policy with respect to its efforts in cultivating a board of directors with diversity, including diversity of expertise, experience, background and gender. To implement and review the effectiveness of our diversity policy, our Nominating and Governance Committee reviews the appropriate skills and characteristics of members of our Board of Directors in the context of its then current composition, and is committed to identifying, recruiting and advancing candidates offering diversity in future searches.

Policy on Trading, Pledging and Hedging of Company Stock. Our Insider Trading Policy prohibits our executive officers, the non-employee members of our board of directors and certain other employees from engaging in selling any of our securities that they do not own at the time of the sale (referred to as a “short sale”) and buying or selling puts, calls, other derivative securities of our company or any derivative securities that provide the economic equivalent of ownership of any of our securities or an opportunity, direct or indirect, to profit from any change in the value of our securities or engaging in any other hedging transaction with respect to our securities. It is also our policy to comply with all applicable insider trading laws, rules and regulations and applicable Nasdaq Stock Market rules with respect to any transactions in its securities.

As of the date of this proxy statement, none of our executive officers or non-employee directors have previously engaged in any hedging or pledging transaction involving our securities.

Clawback Policy. We have adopted a compensation recovery policy that is compliant with the Nasdaq Listing Rules, as required by the Dodd-Frank Act.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information. While we do not have a formal written policy in place with regard to the timing of awards of options in relation to the disclosure of material nonpublic information, our Board of Directors and the Compensation Committee do not seek to time equity grants to take advantage of information, either positive or negative, about our Company that has not been publicly disclosed. Similarly, it is our practice not to time the release of material nonpublic information based on equity award grant date or for the purpose of affecting the value of executive compensation. During the year ended December 31, 2025, we did not grant stock options four business days before or one business day following the release of material non-public information.

Stockholder Communications. Holders of our securities can send communications to our Board of Directors via email to auditcommittee@gtbiopharma.com or by telephoning the Chief Financial Officer at our principal executive offices, who will then relay the communications to our Board of Directors.

DIRECTOR INDEPENDENCE

Our Board of Directors currently consists of four members: Messrs. Breen, Casamento and Mun-Gavin and Ms. Kramer. Each director serves until our next annual meeting and until his or her successor is duly elected and qualified. Our Board of Directors has determined that Messrs. Casamento and Mun-Gavin and Ms. Kramer are independent directors as that term is defined in the applicable rules for companies traded on The Nasdaq Stock Market. Messrs. Casamento and Mun-Gavin and Ms. Kramer are each members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of our Board of Directors.

12

REPORT OF AUDIT COMMITTEE

The Audit Committee of our Board of Directors has furnished the following report:

The Audit Committee currently operates under a revised written charter that was approved by the Board of Directors effective January 28, 2021. For the fiscal year ended December 31, 2025, the Audit Committee has performed the duties of the Audit Committee, which is responsible for providing objective oversight of internal controls and financial reporting processes.

In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2025, the Audit Committee:

●	Reviewed and discussed the audited financial statements for the year ended December 31, 2025 with management and Weinberg & Company, P.A., the Company’s independent auditors (the “Auditors”);

●	Discussed with the Auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission; and

●	Received written disclosures and the letter from the Auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the Auditors’ communications with the Audit Committee concerning independence, and has discussed with the Auditors their independence.

Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the Auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audits of the Company’s consolidated financial statements have been carried out in accordance with generally accepted auditing standards, that the consolidated financial statements are presented in accordance with U.S. generally accepted accounting principles or that the Company’s Auditors are in fact “independent.”

Based on the Audit Committee’s review of the audited financial statements and discussions with management and the Auditors, the Audit Committee approved the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Charles J. Casamento

Hilary Kramer

David C. Mun-Gavin

The information in this Audit Committee Report shall not be deemed to be “soliciting material,” or to be “filed” with the Securities and Exchange Commission or to be subject to Regulation 14A or 14C as promulgated by the Securities and Exchange Commission, or to the liabilities of Section 18 of the Exchange Act.

13

PROPOSAL NO. 2

INDEPENDENT ACCOUNTANTS

Proposal No. 2 is the ratification of the firm of Weinberg & Company, P.A. (“Weinberg”), as our independent accountants for the fiscal year ending December 31, 2026. Our Audit Committee recommended and our Board of Directors has selected, subject to ratification by a majority vote of the stockholders in person or by proxy at the Annual Meeting, Weinberg as our independent public accountant for the current fiscal year ending December 31, 2026. Representatives of Weinberg are not expected to be present at the Annual Meeting. However, if a representative is present, they will have the opportunity to make a statement if they desire to do so and respond to appropriate questions.

While there is no legal requirement that this proposal be submitted to stockholders, it will be submitted at the Annual Meeting nonetheless, as our Board of Directors believes that the selection of auditors to audit our consolidated financial statements is of sufficient importance to seek stockholder approval. If the majority of our stockholders present and entitled to vote at the Annual Meeting do not ratify the appointment of Weinberg as our auditors for the current fiscal year, Weinberg will continue to serve as our auditors for the current fiscal year, and our Audit Committee will engage in deliberations to determine whether it is in our best interest to continue Weinberg’s engagement as our auditors for the fiscal year ending December 31, 2026.

Weinberg is our principal independent public accounting firm. All audit work was performed by the full-time employees of Weinberg. Our Audit Committee approves in advance all services performed by Weinberg, has considered whether the provision of non-audit services is compatible with maintaining Weinberg’s independence, and has approved such services. We engaged Weinberg as our independent public accounting firm on or around December 31, 2020.

The following table presents the aggregate fees for professional audit services and other services rendered by Weinberg in the fiscal years ended December 31, 2025 and 2024.

	Year Ended December 31, 2025	Year Ended December 31, 2024
Audit Fees	$214,198	$199,925
Audit Related Fees	-	-
Tax Fees	19,506	28,489
All Other Fees	-	-
Total	$233,704	$228,414

Audit Fees consist of amounts billed for professional services rendered for the audit of our annual consolidated financial statements included in our Annual Reports on Form 10-K, and reviews of our interim consolidated financial statements included in our Quarterly Reports on Form 10-Q.

Audit-Related Fees consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our consolidated financial statements but are not reported under “Audit Fees.”

Tax Fees consist of fees for professional services for tax compliance activities, including the preparation of federal and state tax returns and related compliance matters.

All Other Fees consists of amounts billed for services other than those noted above.

The Audit Committee of our Board of Directors has considered whether the provision of the services described above for the fiscal years ended December 31, 2025 and 2024, is compatible with maintaining the auditor’s independence.

All audit and non-audit services that may be provided by our principal accountant to us shall require pre-approval by the Audit Committee of our Board of Directors. Further, our auditor shall not provide those services to us specifically prohibited by the SEC, including bookkeeping or other services related to the accounting records or financial statements of the audit client; financial information systems design and implementation; appraisal or valuation services, fairness opinion, or contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions; human resources; broker-dealer, investment adviser, or investment banking services; legal services and expert services unrelated to the audit; and any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Required Vote

Ratification of the appointment of Weinberg & Company, P.A. as our independent accountants will require the affirmative vote of a majority of the shares of our Common Stock present or represented and entitled to vote at the Annual Meeting with respect to such proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” RATIFYING THE APPOINTMENT OF WEINBERG & COMPANY, P.A. AS OUR INDEPENDENT ACCOUNTANTS.

14

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), we are required to include in this Proxy Statement and present at the Annual Meeting a non-binding stockholder vote to approve the compensation of our executives, as described in this Proxy Statement, pursuant to the compensation disclosure rules of the SEC. Proposal No. 3, commonly known as a “say on pay” vote, gives stockholders the opportunity to endorse or not endorse the compensation of our executives as disclosed in this Proxy Statement. This proposal will be presented at the Annual Meeting as a resolution in substantially the following form:

RESOLVED, that the stockholders approve the compensation of the Company’s executives, as disclosed in the compensation tables and related narrative disclosure in the Company’s proxy statement for the Annual Meeting.

This vote will not be binding on our Board of Directors and may not be construed as overruling a decision by our Board of Directors or creating or implying any change to the fiduciary duties of our Board of Directors. The vote will not affect any compensation previously paid or awarded to any executive. Our Compensation Committee and our Board of Directors may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

The purpose of our compensation programs is to attract and retain experienced, highly qualified executives critical to our long-term success and enhancement of stockholder value.

Required Vote

Endorsement of the compensation of our executive officers will require the affirmative vote of a majority of the shares of our Common Stock present or represented and entitled to vote at the Annual Meeting with respect to such proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” THE RESOLUTION APPROVING THE COMPENSATION OF OUR EXECUTIVES.

15

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes all compensation for the last two fiscal years awarded to, earned by, or paid to each named executive officer. Proportionate adjustments were made to the per share exercise price and the number of shares of Common Stock that may be purchased upon exercise of outstanding stock options for the Company’s Common Stock and to the number of shares of Common Stock reserved for future issuance pursuant to the 2022 Plan (as defined below) to give effect to the one-for-thirty reverse stock split effected in February 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards (1) ($)		All Other Compensation ($)		Total ($)
Michael Breen	2025	641,020	585,058	-	342,000	(2)	159,569	(3)	1,727,646
Chairman, Chief Executive Officer, and President	2024	556,200	417,150	-	-		213,622	(4)	1,186,972
Alan Urban	2025	393,750	157,500	-	113,000	(5)	75,060	(6)	739,310
Chief Financial Officer	2024	218,750	87,500	-	40,681	(7)	30,851	(8)	377,782

(1)	This column represents option awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions with respect to the option grants, refer to Note 1 of our financial statements in the Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 2, 2026. These amounts do not correspond to the actual value that will be recognized by the named executives from these awards.
(2)	Represents the aggregate grant date fair value of options to purchase 300,000 shares of common stock issued on August 19, 2025, with 1/3rd of the shares fully vested, 1/3rd of the shares vesting quarterly over 2025, and 1/3rd of the shares vesting quarterly over 2026, subject to acceleration.
(3)	Other compensation for 2025 includes $75,996 in paid time off payout, $60,000 in medical insurance, life insurance and long-term disability insurance premiums, and $23,573 in employer pension contributions.
(4)	Other compensation for 2024 includes $131,374 in paid time off payout, $60,000 in medical insurance, life insurance and long-term disability insurance premiums, and $22,248 in employer pension contributions.
(5)	Represents the aggregate grant date fair value of options to purchase 100,000 shares of common stock issued on August 19, 2025, with 1/2 of the shares vesting quarterly over 2025, and 1/2 of the shares vesting quarterly over 2026, subject to acceleration.
(6)	Other compensation for 2025 includes $61,060 in medical insurance premiums, and $14,000 employer 401(k) contributions.
(7)	Represents the aggregate grant date fair value of options to purchase 23,335 shares of common stock issued on October 17, 2024, with 1/36th of the shares vesting on the monthly anniversary of June 3, 2024 until fully vested, subject to acceleration.
(8)	Other compensation for 2024 includes $22,453 in medical insurance premiums, and $8,398 employer 401(k) contributions.

Narrative to Summary Compensation Table

For the years ended December 31, 2025 and 2024, the compensation program for our named executive officers consisted of base salary and incentive compensation delivered in the form of cash bonuses and equity awards. Base salary was set at a level that was commensurate with the executive’s duties and authorities, contributions, prior experience and sustained performance. Cash bonuses and equity awards were also set at a level that was commensurate with the executive’s duties and authorities, contributions, prior experience and sustained performance, in accordance with the employment or similar agreement with the executive. We grant all equity awards under the terms of our 2022 Plan (as defined below). Equity awards, including stock options, are not granted in anticipation of the release of material non-public information, and the release of material non-public information is not timed on the basis of stock option or equity grant dates. All stock options are granted with an exercise price per share that is no less than the fair market value of our Common Stock on the date of grant of such award.

16

We also provide benefits to our named executive officers on the same basis as we provide benefits to our employees, including health, dental and vision insurance.

Agreements with Named Executive Officers

Michael Breen, Chairman, Chief Executive Officer, and President

On December 31, 2021, the Company entered into an employment agreement with Mr. Breen, effective November 8, 2021, and amended on June 17, 2022, February 20, 2023, and August 26, 2025. The employment agreement shall automatically renew for successive two-year periods effective April 29, 2025, unless and until either party provides ninety (90) days’ advance written notice prior to applicable renewal term. Effective January 1, 2026, Mr. Breen will receive an annual base salary of $613,210, reimbursement for executive life insurance premiums, a pension contribution equal to 4% of Mr. Breen’s gross annual salary, and right to receive any benefit and participate in any benefit plan generally available to the most senior level of employees of the Company. Mr. Breen is eligible to participate in our performance bonus plan or as otherwise determined by our Compensation Committee, with a target annual bonus of 75% of his annual base salary with a minimum guaranteed performance bonus of 25% of base salary. Mr. Breen is also designated for election to our Board of Directors during the term of his employment agreement.

Upon the termination of Mr. Breen’s services for any reason, Mr. Breen will receive his accrued but unpaid salary and vacation pay through the date of termination and any other benefits accrued to him under any benefit plans outstanding at such time, and the reimbursement of documented, unreimbursed expenses incurred prior to such date. Upon our termination of Mr. Breen’s services without cause (as defined in the his services agreement) or upon Mr. Breen’s termination of his employment for good reason (as defined in his services agreement) prior to the end of the term of his services agreement, Mr. Breen shall also receive (i) a lump sum payment equal to the greater of the amount of his annual base salary (at the then-current rate) that he would have earned through the end of the term of the agreement, and 50% of his annual base salary, plus (ii) a lump sum payment equal to the greater of the bonus paid or payable to Mr. Breen for the immediately preceding year, and the target bonus under our performance bonus plan, if any, in effect during the immediately preceding year, plus (iii) monthly reimbursement for the cost of medical, life and disability insurance coverage at a level equivalent to that provided by our company for a period of the earlier of (a) one year and (b) the time Mr. Breen begins alternative services wherein said insurance coverage is available and offered to Mr. Breen.

17

Alan Urban, Chief Financial Officer

On June 7, 2024, the Company entered into an Employment Agreement with Mr. Urban (the “Employment Agreement”), effective from June 3, 2024 (the “Effective Date”). The Employment Agreement shall automatically renew for successive one-year periods unless and until either party provides sixty (60) days’ advance written notice prior to applicable renewal term. Effective January 1, 2025, Mr. Urban received an annual base salary of $393,750 and is eligible to earn an annual discretionary bonus of up to 40% of his annual base salary each calendar year during the term, subject to the achievement of applicable Company and individual performance goals, as determined in the Company’s sole discretion. Mr. Urban is eligible to receive a stock award of the common stock following the three months after the Effective Date. The Employment Agreement further provides that Mr. Urban will be eligible to receive any benefit and participate in any benefit plan generally available to employees of the Company.

The Company may terminate the Employment Agreement without Cause (as such term is defined in the Employment Agreement) at any time and Mr. Urban may terminate his employment for Good Reason (as such term is defined in the Employment Agreement) at any time, in each case, subject to one months’ notice by the terminating party, or pay in lieu thereof, if terminated by the Company without Cause. Upon a termination of Mr. Urban’s employment by the Company without Cause or by Mr. Urban for Good Reason, Mr. Urban will be entitled to receive (i) for a termination or resignation that occurs during the first six months following the Effective Date, a cash severance equal to two (2) months of Mr. Urban’s then current Annual Base Salary (as such term is defined in the Employment Agreement) or (ii) for a termination or resignation that occurs any time thereafter, a cash severance equal to five (5) months of Mr. Urban’s then current Annual Base Salary, in either case less deductions and withholding required by law, payable in a lump sum within seventy (70) days of the termination of employment (or such shorter period as may allow the severance payment to be exempt from Code Section 409A). Upon a termination of Mr. Urban’s employment by the Company for Cause or by Mr. Urban without Good Reason, Mr. Urban will be entitled to the Accrued Amounts (as such term is defined in the Employment Agreement). The Employment Agreement also contains certain non-disclosure covenants that apply during his employment and thereafter.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information regarding unexercised stock options for each named executive officer as of December 31, 2025.

	Option Awards
Name	Number of securities underlying unexercised options exercisable (#)		Number of securities underlying unexercised options unexercisable (#)		Option exercise price ($)	Option expiration date
Michael Breen	1,666	(1)	-		74.40	7/14/2032
	16,666	(1)	-		25.50	1/27/2033
	200,000	(2)	100,000	(2)	1.33	8/19/2035
Alan Urban	11,668	(3)	11,667	(3)	2.11	10/17/2034
	50,000	(4)	50,000	(4)	1.33	8/19/2035

(1)	Consists of options granted to Mr. Breen as compensation for service on our Board of Directors.
(2)	Consists of options granted to Mr. Breen that vest as follows: 1/3rd of the shares fully vested, 1/3rd of the shares vesting quarterly over 2025, and 1/3rd of the shares vesting quarterly over 2026, subject to acceleration.
(3)	Consists of options granted to Mr. Urban that vest as follows: 1/2 of the shares vesting quarterly over 2025, and 1/2 of the shares vesting quarterly over 2026, subject to acceleration.
(4)	Consists of options granted to Mr. Urban that vest as follows: 1/36th of the shares vest on the monthly anniversary of June 3, 2024 until fully vested, subject to acceleration.

18

Pay Versus Performance

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEO(3)	Average Compensation Actually paid to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(5)	Net Loss (In Thousands)(6)
2025	$1,727,646	$1,613,646	$739,310	$682,810	$2.95	$28,354
2024	$1,186,972	$1,186,972	$377,782	$394,168	$3.25	$13,162
2023	$1,525,834	$1,258,279	$1,129,671	$862,116	$8.15	$7,597

(1)	The dollar amounts reported are the amounts of total compensation reported in our Summary Compensation Tables in this proxy statement and our Definitive Proxy Statement filed with the SEC on June 11, 2025, for each of 2025, 2024, and 2023 for Mr. Breen, our Chief Executive Officer, our principal executive officer (PEO).
(2)	The dollar amounts reported represent the amount of “compensation actually paid,” as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid during the applicable year. In accordance with SEC rules, the following adjustments were made to total compensation to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards (a)	Equity Award Adjustments (b)	Compensation Actually Paid to PEO
2025	$1,727,646	$(342,000)	$228,000	$1,613,646
2024	$1,186,972	$—	$—	$1,186,972
2023	$1,525,834	$(482,600)	$215,045	$1,258,279

(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock awards” and “Option awards” columns in the Summary Compensation Table for the applicable year.
(b)	The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

19

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted During the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Total Equity Award Adjustments
2025	$—	$—	$228,000	$—	$228,000
2024	$—	$—	$—	$—	$—
2023	$10,641	$—	$204,404	$—	$215,045

(3)	The dollar amounts reported represent the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding our CEO) in the “Total” column of the Summary Compensation Table in each applicable year. Mr. Urban is the only NEO included for purposes of calculating the average amounts in 2025 and 2024, and the former CFO (Mr. Ohri) is the only NEO included for purposes of calculating the average amounts in 2023.

(4)	The dollar amounts reported represent the average amount of “compensation actually paid” to the NEOs as a group (excluding our CEO), as computed in accordance with SEC rules. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding our CEO) during the applicable year. In accordance with the SEC rules, the following adjustments were made to average total compensation for the NEOs as a group (excluding our CEO) for each year to determine the compensation actually paid, using the same methodology described above in Note 2:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments (a)	Average Compensation Actually Paid to Non-PEO NEOs
2025	$739,310	$(113,000)	$56,500	$682,810
2024	$377,782	$40,681	$57,067	$394,168
2023	$1,129,671	$482,600	$215,045	$862,116

(a)	The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Outstanding and Unvested Equity Awards Granted During the Year	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Total Average Equity Award Adjustments
2025	$—	$—	$56,500	$—	$56,500
2024	$49,157	$—	$7,910	$—	$57,067
2023	$10,641	$—	$204,404	$—	$215,045

(5)	Cumulative total stockholder return is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period, by the Company’s share price at the beginning of the measurement period. Represents the value on the last trading day of each of 2025, 2024 and 2023 of an investment of $100 in our common stock on the last trading day of 2022.

(6)	The dollar amounts reported represent the amount of net loss reflected in our audited financial statements for the applicable year.

20

Analysis of Information Presented in the Pay versus Performance Table

The Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following narrative disclosure regarding the relationships between information presented in the Pay versus Performance table.

Compensation Actually Paid and Cumulative Total Stockholder Return

During fiscal years 2024 and 2025, compensation actually paid to our PEO increased from $1,186,972 in fiscal year 2024 to $1,613,646 in fiscal year 2025, and average compensation actually paid to our named executive officers other than our PEO increased from $394,168 in fiscal year 2024 to $682,810 in fiscal year 2025. During fiscal years 2023 and 2024, compensation actually paid to our PEO decreased from $1,258,279 in fiscal year 2023 to $1,186,972 in fiscal year 2024, and average compensation actually paid to our named executive officers other than our PEO decreased from $862,116 in fiscal year 2023 to $394,168 in fiscal year 2024.

Over the same period, the value of an investment of $100 in our common stock on the last trading day of 2022 decreased by $91.85 to $8.15 during fiscal year 2023, further decreased by $4.90 to $3.25 during fiscal year 2024, and further decreased by $0.30 to $2.95 during fiscal year 2025, for a total decrease from fiscal year 2023 through fiscal year 2025 of $97.05.

Compensation Actually Paid and Net Loss

During fiscal years 2024 and 2025, compensation actually paid to our PEO increased from $1,186,972 in fiscal year 2024 to $1,613,646 in fiscal year 2025, and average compensation actually paid to our named executive officers other than our PEO increased from $394,168 in fiscal year 2024 to $682,810 in fiscal year 2025. During fiscal years 2023 and 2024, compensation actually paid to our PEO decreased from $1,258,279 in fiscal year 2023 to $1,186,972 in fiscal year 2024, and average compensation actually paid to our named executive officers other than our PEO decreased from $862,116 in fiscal year 2023 to $394,168 in fiscal year 2024.

Over the same period, our net loss increased by $15,192,000 during fiscal year 2025 (from a net loss in fiscal year 2024 of $13,162,000 to a net loss in fiscal year 2025 of $28,354,000), and increased by $5,565,000 during fiscal year 2024 (from a net loss in fiscal year 2023 of $7,597,000 to a net loss in fiscal year 2024 of $13,162,000).

21

Director Compensation

The following table presents information regarding compensation awarded or paid to our non-employee directors for our fiscal year ended December 31, 2025, for the services rendered by them to the Company in all capacities.

Name	Fees earned or paid in cash(7) ($)	Stock awards ($)	Option Awards (1) ($)		Total ($)
Charles J. Casamento	65,000	-	66,880	(2)	131,880
Hilary Kramer	42,250	-	33,440	(3)	75,690
David C. Mun-Gavin	36,111	-	33,440	(3)	69,551
Andrew Ritter(4)	5,778	-	-		5,778
Rajesh Shrotriya, M.D. (5)	23,834	-	-		23,834
Bruce Wendel (6)	22,931	-	-		22,931

(1)	This column represents option awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions with respect to the option grants, refer to Note 1 of our financial statements in the Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 2, 2026. These amounts do not correspond to the actual value that will be recognized by the non-employee directors from these awards.

(2)	Represents the aggregate grant date fair value of fully vested options to purchase 62,500 shares of common stock at $1.33 per share issued on August 19, 2025.

(3)	Represents the aggregate grant date fair value of fully vested options to purchase 31,250 shares of common stock at $1.33 per share issued on August 19, 2025.

(4)	Andrew Ritter served as a director from May 8, 2025 to June 9, 2025, when he resigned as a member of the Board of Directors.

(5)	Rajesh Shrotriya, M.D. resigned as a member of the Board of Directors on May 12, 2025.

(6)	Bruce Wendel resigned as a member of the Board of Directors on May 7, 2025.

(7)	Prorated based on start and end date.

During fiscal year 2025, our non-employee directors received annual cash compensation in the amount of $50,000 for service on our Board of Directors, and annual compensation of $5,000 per committee for service on our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

In January 2024, the Compensation Committee retained the services of Pearl Meyer & Partners, LLC, or Pearl Meyer, as its external compensation consultant to advise on board compensation matters including our overall compensation program design and collection of market data to inform our compensation programs for members of our Board of Directors. Pearl Meyer reports directly to our Compensation Committee. Prior to engaging Pearl Meyer, our Compensation Committee assessed its independence consistent with Nasdaq Stock Market listing standards and concluded that the engagement of such consultant did not raise any conflict of interest.

Indemnification of Directors and Executive Officers and Limitation of Liability

We have entered into indemnification agreements with each of our current directors and certain key employees. The indemnification agreements, our restated certificate of incorporation and Amended and Restated Bylaws require us to indemnify our current and former directors and officers to the fullest extent permitted by Delaware law.

22

PROPOSAL NO. 4

APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT THE REVERSE STOCK SPLIT AND A SIMULTANEOUS REDUCTION OF THE AUTHORIZED SHARES OF CAPITAL STOCK

Our restated certificate of incorporation, as amended (the “Charter”), currently authorizes the Company to issue a total of 250,000,000 shares of Common Stock and 15,000,000 shares of preferred stock. On June 18, 2026, our Board of Directors approved an amendment to our Charter, subject to stockholder approval, to effect (i) the Reverse Stock Split of our Common Stock at a ratio of 1-for-10 to 1-for-30, including any shares held by the Company as treasury shares, with the exact ratio within such range to be determined by our Board of Directors at its discretion and (ii) a simultaneous Reduction in Authorized Shares of Common Stock to 25,000,000 and preferred stock to 1,500,000, in each case with such action to be effected at such time and date, if at all, as determined by the Board of Directors within one year after the conclusion of the Annual Meeting without further approval or authorization of our stockholders and included in a public announcement. The primary goal of the Reverse Stock Split is to increase the per share market price of our Common Stock to meet the minimum per share bid price requirements for continued listing on The Nasdaq Capital Market (“Nasdaq”). We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect. The Reduction in Authorized Shares is not proportional to the corresponding reverse stock split ratios and represents an effective increase in the percentage of authorized common stock or preferred stock which may be issued after giving effect to the Reverse Stock Split. We do not have any current plans, proposals or understandings that would require the use of any additional percentage of our common stock or preferred stock which would be authorized, but not issued or reserved for issuance, following the Reverse Stock Split and Reduction in Authorized Shares.

On November 20, 2025, we received a notification letter (the “Nasdaq Notification”) from the Nasdaq Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC notifying the Company that our Common Stock had closed below $1 per share for 30 consecutive business days and, as a result, the Company was not in compliance with the $1 minimum bid price requirement for continued listing on Nasdaq, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), we were provided a compliance period of 180 calendar days from the date of the Nasdaq Notification, or until May 19, 2026 (the “Compliance Period”), to regain compliance with the Minimum Bid Price requirement. On May 20, 2026, we received a second notification letter (the “Second Nasdaq Notification”) from the Staff of The Nasdaq Stock Market LLC notifying the Company that the Staff had granted the Company an additional compliance period of 180 calendar days from the Second Nasdaq Notification, or until November 16, 2026, to regain compliance with the Minimum Bid Price Requirement. If at any time during this additional compliance period the closing bid price of our Common Stock, is at least $1.00 per share for a minimum of 10 consecutive business days (unless the Staff exercises its discretion to extend this ten business day period pursuant to Nasdaq Listing Rule 5810(c)(3)(H)), the Staff will provide the Company written confirmation of compliance with the Minimum Bid Price Requirement, and the matter will be closed. If the Company will not be able to cure the deficiency with the Minimum Bid Price requirement within the allotted compliance period, the Company’s stock will be subject to delisting.

If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, there will be no fractional shares issued as a result of the Reverse Stock Split. In lieu thereof, the aggregate of all fractional shares otherwise issuable to the holders of record of old common stock will be issued to the Company’s transfer agent, as exchange agent, for the accounts of all holders of record of old common stock otherwise entitled to have a fraction of a share issued to them. The sale of all fractional interests will be effected by the exchange agent as soon as practicable after the effective time of the Reverse Stock Split on the basis of prevailing market prices of the applicable new common stock. After such sale, the exchange agent will pay to such holders of record their pro rata share of the net proceeds derived from the sale of the fractional interests.

The Reverse Stock Split and Reduction in Authorized Shares, if effected, will not change the par value of our Common Stock or preferred stock, however, it will reduce our authorized shares of capital stock from 265,000,000 shares to 26,500,000 shares, consisting of 25,000,000 shares of Common Stock and 1,500,000 shares of preferred stock.

23

The actual timing for implementation of the Reverse Stock Split and Reduction in Authorized Shares would be determined by the Board of Directors based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders, but must be implemented within one year after the conclusion of the Annual Meeting. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board of Directors will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split and Reduction in Authorized Shares. If the Reverse Stock Split Proposal is approved by our stockholders, the Board of Directors will make a determination as to whether effecting the Reverse Stock Split and Reduction in Authorized Shares is in the best interests of the Company and its stockholders in light of, among other things, our ability to increase the trading price of our Common Stock to meet the minimum bid price standards of Nasdaq without effecting the Reverse Stock Split, the per share price of the Common Stock immediately prior to the Reverse Stock Split and Reduction in Authorized Shares and the expected stability of the per share price of the Common Stock following the Reverse Stock Split and Reduction in Authorized Shares. If the Board of Directors determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split and Reduction in Authorized Shares, it will hold a meeting of the Board of Directors to determine the ratio of the Reverse Stock Split. For additional information concerning the factors the Board of Directors will consider in deciding whether to effect the Reverse Stock Split and Reduction in Authorized Shares, see “— Determination of the Reverse Stock Split Ratio” and “— Board of Directors’ Discretion to Effect the Reverse Stock Split and Reduction in Authorized Shares.”

The text of the proposed amendment to our Charter to effect the Reverse Stock Split and Reduction in Authorized Shares is included as Appendix A to this proxy statement (the “Reverse Stock Split Amendment”). If the Reverse Stock Split Proposal is approved by our stockholders, we will have the authority to file the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing or the effective time set forth in the Reverse Stock Split Amendment. The Board of Directors has determined that the amendment is advisable and in the best interests of the Company and its stockholders and has submitted the amendment for consideration by our stockholders at the Special Meeting.

Reasons for the Reverse Stock Split

We are submitting this proposal to our stockholders for approval in order to increase the trading price of our Common Stock to meet the minimum per share bid price requirement for continued listing on Nasdaq. We believe increasing the trading price of our Common Stock may also assist in our capital-raising efforts by making our Common Stock more attractive to a broader range of investors. Accordingly, we believe that the Reverse Stock Split is in our stockholders’ best interests.

We believe that the Reverse Stock Split, if necessary, is our best option to meet the criteria to satisfy the minimum per share bid price requirement for continued listing on Nasdaq. Nasdaq requires, among other criteria, that the Company maintain a continued price of at least $1.00 per share. On the Record Date, the last reported sale price of our Common Stock on Nasdaq was $0.4897 per share. A decrease in the number of outstanding shares of our Common Stock resulting from the Reverse Stock Split should, absent other factors, assist in ensuring that the per share market price of our Common Stock remains above the requisite price for continued listing. However, we cannot provide any assurance that our minimum bid price would remain over the minimum bid price requirement of Nasdaq following the Reverse Stock Split.

In addition, as noted above, we believe that the Reverse Stock Split and the resulting increase in the per share price of our Common Stock could encourage increased investor interest in our Common Stock and promote greater liquidity for our stockholders. A greater price per share of our Common Stock could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our Common Stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that the Reverse Stock Split will provide flexibility to make our Common Stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our Common Stock and may facilitate future sales of our Common Stock. The Reverse Stock Split could also increase interest in our Common Stock for analysts and brokers who may otherwise have policies that discourage or prohibit them in following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

24

Risks Associated with the Reverse Stock Split

There can be no assurance that the Reverse Stock Split together with the Reduction in Authorized Shares, if completed, will result in the intended benefits described above and implementation of the Reverse Stock Split together with the Reduction in Authorized Shares involves risks, including without limitation:

The Reverse Stock Split May Not Increase the Price of our Common Stock over the Long-Term. As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our Common Stock to meet the minimum stock price standards of Nasdaq. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including our business and financial performance, general market conditions, and prospects for future success.

We may not satisfy Nasdaq continued listing requirements following the Reverse Stock Split. While we intend to monitor the average closing price of our Common Stock and consider available options if it does not continue to trade at a level likely to result in us resuming compliance with the Minimum Bid Price Requirement, even if we complete the Reverse Stock Split, no assurances can be made that we will in fact be able to comply with this or other Nasdaq listing requirements and that our Common Stock will remain listed on Nasdaq. In addition, Nasdaq Listing Rule 5810(c)(3)(A)(iv) states that if a listed company fails to meet the minimum bid price requirement after effecting a reverse stock split over the prior one-year period or effecting one or more reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one, then the company is not eligible for an additional 180 day compliance period. If our Common Stock ultimately were to be delisted from Nasdaq for any reason, it could negatively impact us as it would likely reduce the liquidity and market price of our Common Stock; reduce the number of investors willing to hold or acquire our Common Stock; negatively impact our ability to access equity markets, issue additional securities and obtain additional financing in the future; affect our ability to provide equity incentives to our employees; and might negatively impact our reputation and, as a consequence, our business and results of operations.

The Reverse Stock Split May Decrease the Liquidity of our Common Stock. The Board of Directors believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell. If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 25 shares of Common Stock. A purchase or sale of less than 25 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 25 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

25

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization. The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.

The implementation of the Reverse Stock Split could result in an effective increase in the percentage of authorized Common Stock available for issuance. The potential effective increase in the percentage of authorized Common Stock available for issuance could, under certain circumstances, have anti-takeover implications. The additional percentage of Common Stock available for issuance could be used by the Company to oppose a hostile takeover attempt or to delay or prevent changes in control or in our management. Although consideration of the Reverse Stock Split has been prompted by the Nasdaq Notification and business and financial considerations, and not by the threat of any hostile takeover attempt, stockholders should be aware that approval of the Reverse Stock Split could facilitate future efforts by us to deter or prevent changes in control, including transactions in which stockholders might otherwise receive a premium for their shares over then-current market prices.

You should also keep in mind that the implementation of the Reverse Stock Split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership in the Company (subject to the treatment of fractional shares). However, should the overall value of Common Stock decline after the proposed Reverse Stock Split, then the actual or intrinsic value of the shares of Common Stock held by you will also proportionately decrease as a result of the overall decline in value.

The Board of Directors considered all of the foregoing factors and determined that seeking stockholder approval for the Reverse Stock Split Proposal is in the best interests of the Company and the stockholders.

Reasons for the Reduction in Authorized Stock

As a matter of Delaware law, effecting a reverse stock split does not require a change in the number of authorized shares of our common stock. However, our Board of Directors believes that effecting the reductions in authorized common stock and preferred stock described above in connection with any reverse stock split will provide benefits to us and our stockholders in a number of ways, including:

Providing Greater Flexibility in Effecting Future Financings and Acquisitions. The reductions in authorized Common Stock and preferred stock from 265,000,000 shares to 26,500,000 shares, consisting of 25,000,000 shares of Common Stock and 1,500,000 shares of preferred stock are not proportional to the corresponding reverse stock split ratios and represent an effective increase in authorized Common Stock and preferred stock after giving effect to the Reverse Stock Split. These non-proportional reductions are designed to provide us with greater flexibility in effecting possible future financings and acquisitions without the delay and expense associated with obtaining the approval or consent of our stockholders at the same time the shares are needed. We expect that our future planned operations may require the use of our Common Stock from time to time either as consideration for acquisitions or as part of a financing, either through the use of our Common Stock or securities convertible into our Common Stock. Such shares may be issued in conjunction with both public offerings and private placements of shares of our common stock, which issuance, depending on the circumstances, may or may not require future stockholder approval under the rules of The Nasdaq Stock Market, Inc. Such shares could also be used for our stock-based compensation plans, subject to appropriate stockholder approval.

Maintaining Alignment with Market Expectations. The reductions in authorized Common Stock and preferred stock described above are also designed to maintain alignment with market expectations regarding the number of authorized shares of our Common Stock and preferred stock in comparison to the number of shares issued or reserved for issuance following any reverse stock split and ensure that we do not have what certain stockholders might view as an unreasonably high number of authorized shares which are not issued or reserved for issuance.

26

Effects of the Reverse Stock Split and Reduction in Authorized Stock

Effects of the Reverse Stock Split on Issued and Outstanding Shares. If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of Common Stock, including any shares held by the Company as treasury shares, by a Reverse Stock Split ratio of 1-for-10 to 1-for-30. Accordingly, each of our stockholders will own fewer shares of Common Stock as a result of the Reverse Stock Split. If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, there will be no fractional shares issued as a result of the Reverse Stock Split. In lieu thereof, the aggregate of all fractional shares otherwise issuable to the holders of record of old common stock will be issued to the Company’s transfer agent, as exchange agent, for the accounts of all holders of record of old common stock otherwise entitled to have a fraction of a share issued to them. The sale of all fractional interests will be effected by the exchange agent as soon as practicable after the effective time of the Reverse Stock Split on the basis of prevailing market prices of the applicable new common stock. After such sale, the exchange agent will pay to such holders of record their pro rata share of the net proceeds derived from the sale of the fractional interests. Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of common stock will remain $0.001.

For the purposes of providing examples of the effect of the Reverse Stock Split on our Common Stock, the following table contains approximate information (without accounting for the settlement of fractional shares), based on share information as of June 30, 2026, of the effect of a Reverse Stock Split at certain ratios within the range of the proposed Reverse Stock Split ratios on the number of shares of our Common Stock issued and outstanding.

Ratio	Approximate Number of Shares of Common Stock Issued and Outstanding
Pre-Reverse Stock Split	44,338,573
Post-Reverse Stock Split 1:10	4,433,857
Post-Reverse Stock Split 1:15	2,955,905
Post-Reverse Stock Split 1:20	2,216,929
Post-Reverse Stock Split 1:25	1,773,543
Post-Reverse Stock Split 1:30	1,477,952

Effects of the Reverse Stock Split on Outstanding Equity Awards and Plans. If the Reverse Stock Split is effected, the terms of equity awards granted under our 2014 Stock Incentive Plan (the “2014 Plan”) and 2022 Plan, (collectively the “Equity Plans”), including the per share exercise price of options and the number of shares issuable under such options, will be proportionally adjusted to maintain their economic value, subject to adjustments for any fractional shares as described herein. In addition, the total number of shares of Common Stock that may be the subject of future grants under the Equity Plans, as well as any plan limits on the size of such grants will be adjusted and proportionately decreased as a result of the Reverse Stock Split.

Effects of the Reverse Stock Split on Voting Rights. Proportionate voting rights and other rights of the holders of Common Stock would not be affected by the Reverse Stock Split (except for the effect of cash sale in lieu of fractional shares). For example, a holder of 1% of the voting power of the outstanding Common Stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding Common Stock after the Reverse Stock Split (except for the effect of cash sale in lieu of fractional shares).

Effects of the Reverse Stock Split on Regulatory Matters. We are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect our obligation to publicly file financial and other information with the SEC.

Effects of the Reverse Stock Split on Authorized Share Capital. The total number of shares of capital stock that we are authorized to issue would not be affected by the Reverse Stock Split, but will be affected by the Reduction in Authorized Shares. If effected, our authorized shares of capital stock will be reduced from 265,000,000 shares to 26,500,000 shares, consisting of 25,000,000 shares of Common Stock and 1,500,000 shares of preferred stock.

Effects of the Reverse Stock Split on the Number of Shares of Common Stock Available for Future Issuance. By reducing the number of shares outstanding at a greater ratio than the reduction in authorized shares of capital stock, the Reverse Stock Split would increase the percentage of authorized but unissued shares. The Board of Directors believes such a percentage increase is appropriate for us to fund the future operations of the Company. Although the Company does not have any pending acquisitions for which shares are expected to be used, the Company may also use authorized shares in connection with the financing of future acquisitions.

27

Although the Reverse Stock Split would not have any dilutive effect on our stockholders, the Reverse Stock Split combined with a reduction in the number of shares authorized for issuance at a lesser ratio would reduce the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance, giving the Board of Directors an effective increase in the percentage of authorized shares available for issuance, in its discretion. The Board of Directors from time to time may deem it to be in the best interests of the Company to enter into transactions and other ventures that may include the issuance of shares of our common stock. If the Board of Directors authorizes the issuance of additional shares subsequent to the Reverse Stock Split, the dilution to the ownership interest of our existing stockholders may be greater than would occur had the Reverse Stock Split not been effected.

Treatment of Fractional Shares in the Reverse Stock Split

The Company will not issue fractional shares for post-reverse stock split shares in connection with the Reverse Stock Split. In lieu of issuing fractional shares, the aggregate of all fractional shares otherwise issuable to the holders of record of old common stock will be issued to the Company’s transfer agent, as exchange agent, for the accounts of all holders of record of old common stock otherwise entitled to have a fraction of a share issued to them. The sale of all fractional interests will be effected by the exchange agent as soon as practicable after the effective time of the Reverse Stock Split on the basis of prevailing market prices of the applicable new common stock. After such sale, the exchange agent will pay to such holders of record their pro rata share of the net proceeds derived from the sale of the fractional interests.

Determination of the Reverse Stock Split Ratio

The Board of Directors believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board of Directors will be not more than 1-for-30.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

●	our ability to maintain the listing of our Common Stock on Nasdaq;

●	the per share price of our Common Stock immediately prior to the Reverse Stock Split;

●	the expected stability of the per share price of our Common Stock following the Reverse Stock Split;

●	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;

●	prevailing market conditions;

●	general economic conditions in our industry; and

●	our market capitalization before and after the Reverse Stock Split.

We believe that granting our Board of Directors the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board of Directors chooses to implement the Reverse Stock Split, we will make a public announcement regarding the determination of the Reverse Stock Split ratio.

28

Board of Directors’ Discretion to Effect the Reverse Stock Split and Reduction in Authorized Shares

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split and Reduction in Authorized Shares will only be effected upon a determination by the Board of Directors, in its sole discretion in the event deemed necessary, that filing the Reverse Stock Split Amendment to effect the Reverse Stock Split and Reduction in Authorized Shares is in the best interests of our Company and stockholders. This determination by the Board of Directors will be based upon a variety of factors, including those discussed under “— Determination of the Reverse Stock Split Ratio” above. We expect that the primary focus of the Board of Directors in determining whether or not to file the Reverse Stock Split Amendment will be whether we will be able to obtain and maintain a continued price of at least $1.00 per share of our Common Stock on Nasdaq without effecting the Reverse Stock Split. By voting in favor of the Reverse Stock Split Proposal, you are expressly also authorizing our Board of Directors to delay, not to proceed with, and abandon the Reverse Stock Split and Reduction in Authorized Shares if it should so decide, in its sole discretion, that such action is in the best interest of our company and our stockholders. The Board of Directors reserves the right to abandon the Reverse Stock Split Proposal without further action by our stockholders at any time before the Reverse Stock Split and Reduction in Authorized Shares effective time, even if stockholders approve the Reverse Stock Split Proposal at the Special Meeting.

Effective Time of the Reverse Stock Split and Reduction in Authorized Shares

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split and Reduction in Authorized Shares would become effective, if at all, when the Reverse Stock Split Amendment is filed with the office of the Secretary of State of the State of Delaware or at the effective time set forth in the Reverse Stock Split Amendment. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board of Directors will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split and Reduction in Authorized Shares; provided, however, the implementation of such amendment shall occur within one year after the conclusion of the Annual Meeting.

Mechanics of the Reverse Stock Split

If the Reverse Stock Split is approved and effected, beginning on the effective date of the Reverse Stock Split, each certificate representing pre-split shares will, until surrendered and exchanged as described below, for all corporate purposes, be deemed to represent, respectively, only the number of post-split shares.

Exchange of Stock Certificates

Shortly after the Reverse Stock Split becomes effective, stockholders will be notified and offered the opportunity at their own expense to surrender their current certificates to our stock transfer agent in exchange for the issuance of new certificates reflecting the Reverse Stock Split in accordance with the procedures to be set forth in a letter of transmittal to be sent by our stock transfer agent. In connection with the Reverse Stock Split, the CUSIP number for the common stock will change from its current CUSIP number. This new CUSIP number will appear on any new stock certificates issued representing post-split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNLESS AND UNTIL REQUESTED TO DO SO FOLLOWING THE ANNOUNCEMENT OF THE COMPLETION OF THE REVERSE STOCK SPLIT.

Effect on Registered “Book-Entry” Holders of Common Stock

Holders of Common Stock may hold some or all of their Common Stock electronically in book-entry form (“street name”) under the direct registration system for securities. These stockholders will not have stock certificates evidencing their ownership. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts. If you hold registered Common Stock in book-entry form, you do not need to take any action to receive your post-split shares, if applicable.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

29

Regulatory Approvals

The Reverse Stock Split will not be consummated, if at all, until after approval of our stockholders is obtained. We are not obligated to obtain any governmental approvals or comply with any state or federal regulations in order to effect the Reverse Stock Split and Reduction in Authorized Shares other than the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware.

Accounting Treatment of the Reverse Stock Split

If the Reverse Stock Split is effected, the par value per share of our Common Stock will remain unchanged at $0.001. Accordingly, on the effective date of the Reverse Stock Split, the stated capital on our consolidated balance sheets attributable to our Common Stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of Common Stock outstanding. Any Common Stock held in treasury will be reduced in proportion to the Reverse Stock Split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The discussion below is only a summary of certain U.S. federal income tax consequences of the Reverse Stock Split generally applicable to beneficial holders of shares of our Common Stock and does not purport to be a complete discussion of all possible tax consequences. This summary addresses only those stockholders who held their pre-Reverse Stock Split shares as “capital assets” as defined in the Internal Revenue Code (“Code”) and continue to hold the post-Reverse Stock Split shares as capital assets. This discussion does not address all U.S. federal income tax considerations that may be relevant to particular stockholders in light of their individual circumstances or to stockholders which are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, and foreign stockholders. The following summary is based upon the sections of the Code, applicable Treasury Regulations promulgated thereunder, judicial decisions and current administrative rulings, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Tax consequences under state, local, foreign, and other laws are not addressed herein. Each stockholder should consult his, her or its own tax advisor as to the particular facts and circumstances that may be unique to such stockholder and also as to any estate, gift, state, local, or foreign tax considerations arising out of the Reverse Stock Split.

We believe the Reverse Stock Split qualifies as a recapitalization for U.S. federal income tax purposes. As a result,

●	Stockholders should not recognize any gain or loss as a result of the Reverse Stock Split, except to the extent a stockholder receives cash in lieu of a fractional share.

●	The aggregate basis of a stockholder’s pre-Reverse Stock Split shares has become the aggregate basis of the shares held by such stockholder immediately after the Reverse Stock Split, except to the extent a stockholder receives cash in lieu of a fractional share, in which case, the stockholder is required to allocate a portion of its aggregate basis in pre-Reverse Stock Split shares to such fractional shares.

●	The holding period of the shares owned immediately after the Reverse Stock Split includes the stockholder’s holding period before the Reverse Stock Split.

The above discussion is not intended or written to be used, and cannot be used by any person, for the purpose of avoiding U.S. Federal tax penalties. It was written solely in connection with the solicitation of stockholder votes with regard to the proposed Reverse Stock Split.

30

Interests of Directors and Executive Officers

Certain of our officers and directors have an interest in the Reverse Stock Split Proposal as a result of their ownership of shares of Common Stock. However, we do not believe that our officers or directors have interests in the Reverse Stock Split Proposal that are different than or greater than those of any of our other stockholders.

Additional Information

The information set forth in this proposal is qualified in its entirety by reference to the full text of the form of the Reverse Stock Split Amendment attached to this proxy statement as Appendix A. Stockholders are urged to carefully read this document.

Vote Required

Approval of the proposal to amend our Charter to effect the Reverse Stock Split and the Reduction in Authorized Shares will require the affirmative vote of a majority of the shares of our Common Stock present or represented and entitled to vote at the Annual Meeting with respect to such proposal.

Our Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” THE PROPOSAL TO AMEND OUR RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT THE REVERSE STOCK SPLIT AND A SIMULTANEOUS REDUCTION OF THE AUTHORIZED SHARES OF CAPITAL STOCK.

31

PROPOSAL NO. 5

APPROVAL OF AN AMENDMENT TO THE 2022 PLAN INCREASING THE NUMBER OF SHARES AVAILABLE FOR FUTURE AWARDS THEREUNDER BY 3,500,000 SHARES

Stockholders are being asked to approve two separate amendments to the 2022 Plan. This Proposal No. 5 relates to an amendment to the 2022 Plan to increase the number of shares available for future awards under the 2022 Plan by 3,500,000 shares of Common Stock (the “Share Increase Amendment”). Proposal No. 6, which follows, relates to an amendment to the 2022 Plan to adopt an evergreen provision providing for an automatic annual increase in the number of shares of Common Stock available for future awards under the 2022 Plan. Each of Proposal No. 5 and Proposal No. 6 will be voted on separately, and the approval of either proposal is not contingent upon the approval of the other.

Summary; Reasons for the Plan Amendment

The 2022 Plan was approved by our stockholders at the Company’s annual meeting of stockholders held on June 8, 2022. The 2022 Plan, as adopted, reserved an aggregate of 166,666 shares of Common Stock for issuance thereunder. Amendment No. 1 to the 2022 Plan was approved by our stockholders in July 2025 to increase the number of shares of Common Stock authorized for issuance thereunder by 583,334 shares of Common Stock. As of June 30, 2026, the maximum aggregate number of shares of Common Stock which may be subject to or delivered under awards granted under the 2022 Plan was 750,000 shares authorized for issuance under the 2022 Plan. In addition, any shares subject to existing or future awards under the 2022 Plan that are canceled, expired, settled in cash, or not issued or forfeited for any reason (in whole or in part) become available for future grant under the 2022 Plan on a one-for-one basis. As of June 30, 2026, of the 750,000 shares of Common Stock the Company has determined are authorized for issuance under the 2022 Plan, 25,935 shares have been granted and issued, 597,550 shares are subject to outstanding awards granted under the 2022 Plan and 126,515 shares are available for future grants.

Our Board of Directors desires to amend the 2022 Plan to increase the shares authorized for issuance thereunder by 3,500,000 shares and on June 18, 2026, approved the amendment to the 2022 Plan, attached hereto as Appendix B, to effect such increase. Our Board of Directors believes that the approval of the Share Increase Amendment is necessary in order to allow us to continue to utilize equity awards to attract, retain, and motivate the services of key individuals essential to our long-term growth and financial success and to further align their interests with those of our stockholders.

If the Share Increase Amendment is approved by the Company’s stockholders at the Annual Meeting, as of August 14, 2026, or any adjournment or postponement thereof, the 2022 Plan would have a total of 4,250,000 shares authorized for issuance thereunder and 3,626,515 shares available for future grants with the number of shares available for future grants to be reduced by the number of shares that are subject to issuance pursuant to awards granted during the period commencing on June 30, 2026 and ending on the date Proposal No. 5 is approved by the Company’s stockholders (the “Interim Period”), and increased by the number of shares subject to awards granted under the 2022 Plan and existing on June 30, 2026, that are canceled, expired, settled in cash, or forfeited for any reason during the Interim Period.

32

Dilution

The table below represents our potential “overhang” based on the number of our shares of Common Stock and stock options subject to outstanding awards under the 2022 Plan as of June 30, 2026, and our request for approval of 3,500,000 additional shares of Common Stock to be authorized for issuance pursuant to the 2022 Plan. Our Board of Directors believes that the increase in shares of Common Stock available under the 2022 Plan represents a reasonable amount of potential equity dilution, which will allow us to continue awarding equity incentives, an important component of our overall compensation program. Although the use of equity is an important part of our compensation program, we are mindful of our responsibility to our stockholders in granting equity awards.

	Shares	“Overhang” percent (1)
USE OF STOCK IN THE 2022 PLAN
Shares granted and issued since June 8, 2022	25,935	0%
Shares currently outstanding:
Options (2)	597,550	1%

Shares remaining available under the 2022 Plan	126,515	0%

Total authorized under the 2022 Plan	750,000	2%

Proposed additional shares	3,500,000	8%

Total potential “Overhang”	4,250,000	10%

(1) Overhang is calculated for purposes of this presentation as the number of shares of the type that are issuable upon exercise or potentially issuable in the future under option agreements divided by the 44,338,573 shares of Common Stock outstanding at June 30, 2026.

(2) Our outstanding options have exercise prices between $1.33 and $74.40 per share of Common Stock.

Plan Benefits

The issuance of any awards under the 2022 Plan, will be at the discretion of the Compensation Committee. Therefore, it is not possible to determine the amount or form of any award that will be granted to any individual in the future. The following table sets forth the awards that were previously granted under the Plan through June 30, 2026 (whether or not outstanding, vested, or forfeited, as applicable) to the persons or groups named below:

Total Number
of
Name and Position	Stock Options
Michael Breen	318,333
Executive Chairman of the Board and Chief Executive Officer
Alan Urban	123,335
Chief Financial Officer
All current executive officers as a group	441,668

All current non-employee directors as a group	141,666

All employees except for executive officers as a group	0

All consultants as a group	14,216

33

Burn Rate

The following table sets forth information regarding awards granted and the burn rate for each of the last three fiscal years and the average burn rate over the last three fiscal years under the 2022 Plan. For each year, the burn rate has been calculated as the quotient of (1) the sum of all awards granted in a fiscal year, divided by (2) the number of shares of Common Stock outstanding at the end of that fiscal year.

Fiscal Year	(1) Awards Granted	(2) Common Stock Outstanding at December 31st	Burn Rate
2025	525,000	25,534,173	2%
2024	23,335	2,234,328	1%
2023	96,666	1,380,633	7%

		Average burn rate	3%

The additional 3,500,000 shares of Common Stock to be reserved for issuance under the 2022 Plan, if approved, is currently expected to be adequate for grants and awards for approximately one (1) year based on a projection for both directors’ compensation (approximately 1,000,000 shares) and employee and executive officer compensation (approximately 2,500,000 shares). Based on such projection, the shares of Common Stock that might be granted during such period would total approximately 8% of outstanding shares of Common Stock as of June 30, 2026. Not all shares granted actually become issued shares of Common Stock.

The Board of Directors believes that, to attract, motivate, and retain qualified officers, directors, and employees of the Company, to incentivize such persons to attain our long-term goal of increasing stockholder value, and to continue to promote the Company’s well-being, it is in the best interests of us and our stockholders to provide our officers, directors, and employees, through the granting of equity incentive awards, the opportunity to participate in the appreciation in value, if any, of our Common Stock. Our future success will be based on a combination of dedicated and competent management and personnel. The Board of Directors believes that the additional 3,500,000 shares to be reserved for issuance under the 2022 Plan will ensure the Company’s ability to retain and have access to qualified individuals.

Description of the 2022 Plan and the Proposed Amendment

The following summary of certain features of the 2022 Plan is qualified in its entirety by reference to the full text of the 2022 Plan, which was filed as Appendix A to our Definitive Proxy Statement filed with the SEC on April 29, 2022.

In General

Under the terms of the 2022 Plan, employees and officers of the Company are eligible to receive incentive stock options (“Incentive Options”) within the meaning of Section 422 of the Internal Revenue Code, stock appreciation rights (“SARs”), restricted stock, restricted stock units and performance units and performance shares. In addition, directors of the Company are eligible to receive options that do not qualify as Incentive Options (“Nonqualified Options”) and all other types of awards pursuant to the terms of the 2022 Plan. Generally, no consideration is received by us upon the grant of any options or awards; however, we will receive consideration upon the exercise of any options. To date, the only forms of awards under the 2022 Plan have been Incentive Options and Nonqualified Options. The 2022 Plan is administered by the Compensation Committee. As of June 30, 2026, approximately one employee, three non-employee directors, and four consultants were eligible to participate in the 2022 Plan; however, awards are granted only to such officers, directors, employees and consultants of the Company as the Compensation Committee selects from time to time in its sole discretion.

The 2022 Plan currently provides that the maximum number of shares of Common Stock issuable under the 2022 Plan is 750,000 and as of June 30, 2026, there were only 126,515 shares remaining available for grant to persons participating in the 2022 Plan. The proposed amendment would increase the number of shares of Common Stock reserved for issuance under the 2022 Plan by 3,500,000 shares, thereby providing an aggregate of 3,626,515 shares available for future grants to persons participating in the 2022 Plan.

Incentive Options are generally exercisable for a period of up to ten years from the grant date and the exercise price may not be less than the fair market value of the Common Stock on the grant date. The fair market value of a share of Common Stock was $0.4897 as of June 30, 2026.

34

Options (whether Incentive Options or Nonqualified Options) granted under the 2022 Plan may be exercised for the period of time stated in his or her option agreement, after the termination of service of an employee, director or consultant. Generally, if termination is due to death or disability, the option will remain exercisable for 12 months. In all other cases, the option will generally remain exercisable for three months following the termination of service. However, in no event may an option be exercised later than the expiration of its term. The Compensation Committee will determine the methods of payment of the exercise price of an option, which may include cash, shares or other property acceptable to the Compensation Committee, as well as other types of consideration permitted by applicable law.

Federal Income Tax Consequences

The following discussion summarizes certain federal income tax considerations of awards under the 2022 Plan. However, it does not purport to be complete and does not describe the state, local or foreign tax considerations or the consequences for any particular individual.

Stock Options. A participant does not realize ordinary income on the grant of a stock option. Upon exercise of a non-qualified stock option, the participant will realize ordinary income equal to the excess of the fair market value of the shares of Common Stock over the option exercise price. The cost basis of the shares acquired for capital gain treatment is their fair market value at the time of exercise. Upon exercise of an incentive stock option, the excess of the fair market value of the shares of Common Stock acquired over the option exercise price will be an item of tax preference to the participant, which may be subject to an alternative minimum tax for the year of exercise. If no disposition of the shares is made within two years from the date of granting of the incentive stock option or within one year after the transfer of the shares to the participant, the participant does not realize taxable income as a result of exercising the incentive stock option; the tax basis of the shares received for capital gain treatment is the option exercise price; and any gain or loss realized on the sale of the shares is long-term capital gain or loss. If the participant disposes of the shares within the two-year or one-year periods referred to above, the participant will realize ordinary income at that time in an amount equal to the excess of the fair market value of the shares at the time of exercise (or the net proceeds of disposition, if less) over the option exercise price. For capital gain treatment on such a disposition, the tax basis of the shares will be their fair market value at the time of exercise.

Stock Appreciation Rights. No ordinary income will be realized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant will realize ordinary income in an amount equal to the sum of the amount of any cash received and the fair market value of the shares of Common Stock or other property received upon the exercise.

Restricted Stock, Performance and Restricted Stock Unit Awards. The participant will not realize ordinary income on the grant of a restricted stock award (or a performance award if the shares of Common Stock are issued on grant), but will realize ordinary income when the shares subject to the award become vested in an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares. If the Section 83(b) election is made, the participant will not realize any additional taxable income when the shares become vested.

The participant will not realize ordinary income on the grant of a restricted stock unit award (or a performance award under which shares of Common Stock are not issued on grant), but will realize ordinary income when the shares subject to the award are issued to the participant after they become vested. The amount of ordinary income will be equal to the excess of (i) the fair market value of the shares on the date they are issued over (ii) the purchase price, if any, paid for the award.

35

Upon disposition of shares of Common Stock acquired under a restricted stock award, performance award or restricted stock unit award, the participant will realize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the shares plus any amount realized as ordinary income upon grant (or vesting) of the shares.

Interests of Directors and Executive Officers

Certain of our officers and directors have an interest in the Share Increase Amendment as they may be the recipient of future awards under our 2022 Plan. However, our Board of Directors believes that, to attract, motivate, and retain qualified officers, directors, and employees of the Company, to incentivize such persons to attain our long-term goal of increasing stockholder value, and to continue to promote the Company’s well-being, it is in the best interests of us and our stockholders to provide our officers, directors, and employees, through the granting of equity incentive awards, the opportunity to participate in the appreciation in value, if any, of our Common Stock

Additional Information

The information set forth in this proposal is qualified in its entirety by reference to the full text of the form of the Share Increase Amendment attached to this proxy statement as Appendix B. Stockholders are urged to carefully read this document.

Required Vote

Proposal No. 5 will require the affirmative vote of a majority of the shares of our Common Stock present or represented and entitled to vote at the Annual Meeting with respect to such proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” THE PROPOSAL TO AMEND OUR 2022 PLAN BY INCREASING THE NUMBER OF SHARES AVAILABLE FOR FUTURE AWARDS THEREUNDER BY 3,500,000 SHARES

36

PROPOSAL NO. 6

APPROVAL OF A SECOND AMENDMENT TO THE 2022 PLAN TO ADOPT AN EVERGREEN PROVISION

Stockholders are being asked to approve two separate amendments to the 2022 Plan. This Proposal No. 6 relates to an amendment to the 2022 Plan to adopt an evergreen provision providing for an automatic annual increase in the number of shares of Common Stock available for future awards under the 2022 Plan. Proposal No. 5, which precedes this Proposal No. 6, relates to an amendment to the 2022 Plan to increase the number of shares available for future awards under the 2022 Plan by 3,500,000 shares of Common Stock. Each of Proposal No. 5 and Proposal No. 6 will be voted on separately, and the approval of either proposal is not contingent upon the approval of the other.

Summary; Reasons for the Plan Amendment

On June 18, 2026, our Board of Directors approved an amendment to the 2022 Plan, subject to stockholder approval, attached hereto as Appendix C (the “Evergreen Amendment”), to add an evergreen provision that would automatically increase the number of shares of common stock authorized for issuance under the 2022 Plan on the first day of each fiscal year, beginning with fiscal year 2027 and ending with (and including) fisca1 year 2036, by an amount equal to two percent (2%) of the total outstanding shares of common stock on the last day of the immediately preceding fiscal year (or such lesser number of shares as the Board of Directors may determine). We are asking our stockholders to approve the Evergreen Amendment.

Our Board of Directors believes that an evergreen provision will allow the Company to continue to attract and retain talented employees, consultants and directors by ensuring that an adequate pool of shares remains available for future equity awards without requiring the Company to seek shareholder approval for share increases on an annual basis. The evergreen provision provides predictability and allows the Company to plan its long term compensation strategy while maintaining alignment between the interests of employees and stockholders.

Our Board of Directors has determined that an annual increase of two percent (2%) of the outstanding shares represents an appropriate balance between the Company’s need to grant equity incentive awards and stockholders’ interest in limiting dilution. This percentage is within the range commonly adopted by public companies with evergreen provisions in their equity incentive plans.

Dilution

The Board of Directors and the Compensation Committee considered the potential dilutive impact of the Evergreen Amendment. While the evergreen provision may result in additional shares being available for awards over the life of the 2022 Plan, the Company intends to continue to manage equity usage prudently and within levels it believes are reasonable in light of market practice and stockholder interests. See “Proposal No. 5— Dilution” and “Proposal No. 5— Burn Rate” for further information regarding our dilution and overhang, and annual stock award burn rate, respectively.

Description of the 2022 Plan

The following summary of certain features of the 2022 Plan is qualified in its entirety by reference to the full text of the 2022 Plan, which was filed as Appendix A to our Definitive Proxy Statement filed with the SEC on April 29, 2022.

In General

Under the terms of the 2022 Plan, employees and officers of the Company are eligible to receive incentive stock options (“Incentive Options”) within the meaning of Section 422 of the Internal Revenue Code, stock appreciation rights (“SARs”), restricted stock, restricted stock units and performance units and performance shares. In addition, directors of the Company are eligible to receive options that do not qualify as Incentive Options (“Nonqualified Options”) and all other types of awards pursuant to the terms of the 2022 Plan. Generally, no consideration is received by us upon the grant of any options or awards; however, we will receive consideration upon the exercise of any options. To date, the only forms of awards under the 2022 Plan have been Incentive Options and Nonqualified Options. The 2022 Plan is administered by the Compensation Committee. As of June 30, 2026, approximately 1 employee, three non-employee directors, and four consultants were eligible to participate in the 2022 Plan; however, awards are granted only to such officers, directors, employees and consultants of the Company as the Compensation Committee selects from time to time in its sole discretion.

37

The 2022 Plan currently provides that the maximum number of shares of Common Stock issuable under the 2022 Plan is 750,000 and as of June 30, 2026, there were only 126,515 shares remaining available for grant to persons participating in the 2022 Plan. The proposed amendment would add an evergreen provision that would automatically increase the number of shares of common stock authorized for issuance under the 2022 Plan on the first day of each fiscal year, beginning with fiscal year 2027 and ending with (and including) fisca1 year 2036, by an amount equal to two percent (2%) of the total outstanding shares of common stock on the last day of the immediately preceding fiscal year (or such lesser number of shares as the Board of Directors may determine).

Incentive Options are generally exercisable for a period of up to ten years from the grant date and the exercise price may not be less than the fair market value of the Common Stock on the grant date. The fair market value of a share of Common Stock was $0.4897 as of June 30, 2026.

Options (whether Incentive Options or Nonqualified Options) granted under the 2022 Plan may be exercised for the period of time stated in his or her option agreement, after the termination of service of an employee, director or consultant. Generally, if termination is due to death or disability, the option will remain exercisable for 12 months. In all other cases, the option will generally remain exercisable for three months following the termination of service. However, in no event may an option be exercised later than the expiration of its term. The Compensation Committee will determine the methods of payment of the exercise price of an option, which may include cash, shares or other property acceptable to the Compensation Committee, as well as other types of consideration permitted by applicable law.

Interests of Directors and Executive Officers

Certain of our officers and directors have an interest in the Evergreen Amendment as they may be the recipient of future awards under our 2022 Plan. However, our Board of Directors believes that, to attract, motivate, and retain qualified officers, directors, and employees of the Company, to incentivize such persons to attain our long-term goal of increasing stockholder value, and to continue to promote the Company’s well-being, it is in the best interests of us and our stockholders to provide our officers, directors, and employees, through the granting of equity incentive awards, the opportunity to participate in the appreciation in value, if any, of our Common Stock

Additional Information

The information set forth in this proposal is qualified in its entirety by reference to the full text of the form of the Evergreen Amendment attached to this proxy statement as Appendix C. Stockholders are urged to carefully read this document.

Required Vote

Proposal No. 6 will require the affirmative vote of a majority of the shares of our Common Stock present or represented and entitled to vote at the Annual Meeting with respect to such proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” THE PROPOSAL TO AMEND OUR 2022 PLAN BY ADOPTING THE EVERGREEN PROVISION

38

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of June 30, 2026, with respect to the holdings of (1) each person who is the beneficial owner of more than five percent of our Common Stock, (2) each of our directors and director nominees, (3) each named executive officer, and (4) all of our directors and executive officers as a group.

Beneficial ownership of our Common Stock is determined in accordance with the rules of the Securities and Exchange Commission and includes any shares of Common Stock over which a person exercises sole or shared voting or investment powers, or of which a person has a right to acquire ownership at any time within 60 days of June 30, 2026. Except as otherwise indicated, and subject to applicable community property laws, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock held by them. The address of each director and officer is c/o GT Biopharma, Inc., 505 Montgomery Street, 10th Floor, San Francisco, California 94111. Applicable percentage ownership in the following table is based on 44,338,573 shares of Common Stock outstanding as of June 30, 2026, plus, for each person, any securities that person has the right to acquire within 60 days of June 30, 2026.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Outstanding
Five Percent or Greater Stockholders:
Bristol Investment Fund, Ltd (1) (2)	4,429,423	9.99%
Five Narrow Lane, L.P. (1) (3)	4,429,423	9.99%
Intracoastal Capital LLC (4)	4,429,423	9.99%
Robert A. Marzilli (5)	3,351,777	7.36%
Executive Officers, Directors and Director Nominees:
Michael Breen (6)	296,872	*
Alan Urban (7)	91,853	*
Charles J. Casamento (8)	79,166	*
Hilary Kramer (9)	31,250	*
David C. Mun-Gavin (9)	31,250	*
Directors and officers as a group (5 persons) (10)	530,391	1.18%

*	Less than 1%.

(1)	In accordance with Rule 13d-3(d) under the Exchange Act, we have excluded from the number of shares of common stock beneficially owned all of the shares that a Facility Investor may be required to purchase under the Common Shares Purchase Agreement. The issuance of such shares is solely at our discretion and is subject to conditions contained in the Common Shares Purchase Agreement, the satisfaction of which are entirely outside of the Facility Investors’ control. Furthermore, the VWAP Purchases (as defined in the Common Shares Purchase Agreement) of our common stock under the Common Shares Purchase Agreement are subject to certain agreed upon maximum amount limitations set forth in the Common Shares Purchase Agreement, including the contractually stipulated 4.99% or 9.99% blocker, as applicable.

(2)	The address for Bristol Investment Fund, Ltd. (“BIF”) is Citco Trustees (Cayman) Limited, 89 Nexus Way, Camana Bay, PO Box 311063, Grand Cayman KY1-1205, Cayman Islands. Paul Kessler, as manager of Bristol Capital Advisors, LLC, the investment advisor to BIF, has voting and investment control over the securities held by BIF. Mr. Kessler, as manager of Bristol and Hailstone, has voting and investment control over the securities held by Bristol and Hailstone. Mr. Kessler disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein. Shares beneficially owned consist of shares of common stock held by BIF, and shares of common stock issuable upon the conversion of Series L Preferred Stock and/or exercise of the Common Stock Warrants or Vesting Warrants held by BIF within 60 days of June 30, 2026. The shares beneficially owned reflects the application of a contractually stipulated 9.99% blocker provision.

39

(3)	The address for 5NL is 510 Madison Avenue, Suite 1400, New York, New York 10022. Each of Arie Rabinowitz and Joseph Hammer may be deemed to have investment discretion and voting power over the shares held by FNL. Each of Messrs. Rabinowitz and Hammer disclaims any beneficial ownership of these shares except to the extent of his pecuniary interest therein. Shares beneficially owned consist of shares of common stock, and shares of common stock issuable upon the conversion of Series L Preferred Stock and/or exercise of the Common Stock Warrants or Vesting Warrants held by 5NL within 60 days of June 30, 2026. The shares beneficially owned reflects the application of a contractually stipulated 9.99% blocker provision.

(4)	The address for Intracoastal Capital LLC (“Intracoastal”) is 245 Palm Trail, Delray Beach, Florida 33843. Mitchell P. Kopin (“Mr. Kopin”) and Daniel B. Asher (“Mr. Asher”), each of whom are managers of Intracoastal, have shared voting control and investment discretion over the securities reported herein that are held by Intracoastal. As a result, each of Mr. Kopin and Mr. Asher may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act) of the securities reported herein that are held by Intracoastal. Shares beneficially owned consist of shares of common stock, and shares of common stock issuable upon the conversion of Series L Preferred Stock and/or exercise of the Common Stock Warrants or Vesting Warrants held by Intracoastal within 60 days of June 30, 2026. The shares beneficially owned reflects the application of a contractually stipulated 9.99% blocker provision.

(5)	The address for Robert A. Marzilli is 457 Sunset Beach Rd., Richmond Hill, Ontario, L4E 3J3, Canada. This information is based on information known to the company through a non-objecting beneficial ownership report (the “NOBO Report”) and a report from the Company’s transfer agent. Mr. Marzilli has not provided or verified the information appearing on the NOBO Report, and so this information may not be accurate for a number of reasons, including, but not limited to, if Mr. Marzilli has divested such ownership through private contractual or other means not reflected in the NOBO Report, or is the beneficial owner of other shares not disclosed in the NOBO Report. Shares beneficially owned consists of (i) 2,128,089 shares of common stock and (ii) 1,223,688 shares of common stock issuable upon the exercise of the Common Stock Warrants by Mr. Marzilli within 60 days of June 30, 2026.

(6)	Consists of 28,540 shares of common stock, and includes shares underlying options to purchase 1,666 shares of common stock at $74.40 per share, 16,666 shares of common stock at $25.50 per share, and 250,000 shares of common stock at $1.33 per share.

(7)	Includes shares underlying options to purchase 16,853 shares of common stock at $2.11 per share, and 75,000 shares of common stock at $1.33 per share.

(8)	Includes shares underlying options to purchase 16,666 shares of common stock at $10.50 per share, and 62,500 shares of common stock at $1.33 per share.

(9)	Includes shares underlying options to purchase 31,250 shares of common stock at $1.33 per share.

(10)	Includes shares underlying options to purchase 501,851 shares of common stock.

40

Equity Compensation Plan Information

In April 2014 we established the 2014 Plan and in April 2022 we established the 2022 Plan, collectively (the “Plans”). The Plans were approved by our Board of Directors and stockholders. The purpose of the Plans is to grant stock and options to purchase our common stock, and other incentive awards, to our employees, directors and key consultants. On July 24, 2025, stockholders voted to increase the maximum number of shares of common stock that may be issued pursuant to awards granted under the 2022 Plan by 583,334 shares. Pursuant to the increase, the maximum number of shares of common stock that may be issued pursuant to awards granted under the 2022 Plan is 750,000. Following the adoption of the 2022 Plan by our stockholders, we only grant incentive awards under the 2022 Plan. The shares of our common stock underlying cancelled and forfeited awards issued under the 2022 Plan may again become available for grant under the 2022 Plan. As of December 31, 2025, there were 597,550 stock options outstanding and 25,935 shares of restricted stock granted in prior years under the 2022 Plan, which left 126,515 shares available for grant under the 2022 Plan. All outstanding incentive stock award grants prior to the adoption of the 2022 Plan were made under the 2014 Plan, and all incentive stock award grants after the adoption of the 2022 Plan have been and will be made under the 2022 Plan. The following table provides information as of December 31, 2025 with respect to the Plans:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders (2014 Plan)	-		-
Equity compensation plans approved by stockholders (2022 Plan)	597,550	$4.23	126,515
Total	597,550		126,515

41

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Officers, Directors and greater than 5% stockholders

Other than listed below, since January 1, 2024, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party:

●	in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years; and

●	in which any director, executive officer, stockholder who beneficially owns more than 5% of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

PDPC Advisors Inc.

On June 30, 2025, the Company entered into an Advisory Agreement (the “Advisory Agreement”) with PDPC Advisors Inc. (“PDPC”), to perform certain advisory services. Under the Advisory Agreement cash payments amounting to $100,000 are to be paid in six equal installments beginning on July 1, 2025 and ending on December 31, 2025. In addition, upon execution of the Advisory Agreement, the Company issued to PDPC a pre-funded warrant to purchase 150,000 shares of common stock of the Company, which had a fair value of $537,000 at the time of issuance. The Advisory Agreement began on July 1, 2025 and terminates on June 30, 2026. PDPC is considered a related party as its chief executive officer, Paul Kessler, is an individual who has voting and investment control over an entity whose beneficial ownership exceeded 5% of the issued and outstanding shares of the Company’s common stock.

On April 1, 2026, the Company entered into the First Amendment to Advisory Agreement (the “Amended Advisory Agreement”) with PDPC. Under the Amended Advisory Agreement cash payments amounting to $150,000 are to be paid in nine equal installments beginning on April 1, 2026 and ending on December 31, 2026. In addition, upon execution of the Amended Advisory Agreement, the Company issued to PDPC a pre-funded warrant to purchase 400,000 shares of common stock of the Company, which had a fair value of $164,000 at the time of issuance. The Amended Advisory Agreement begins on April 1, 2026 and terminates on December 31, 2026.

Cytovance Biologics, Inc.

In October 2020, the Company entered into a Master Services Agreement with Cytovance Biologics, Inc. (“Cytovance”), to perform biologic development and manufacturing services, and to produce and test compounds used in the Company’s potential product candidates. The Company subsequently executed numerous Statements of Work (“SOWs”) for the research and development of products for use in clinical trials.

On August 24, 2022, the Company entered into a Settlement and Investment Agreement with Cytovance that amended existing SOWs and allowed for future invoices to be settled in in a combination of cash and issuance of the Company’s common stock. The Agreement also set Cytovance’s beneficial ownership limitation at 4.9% of the issued and outstanding shares of the Company’s common stock.

On April 25, 2024, the Company entered into an Amendment to the Settlement and Investment Agreement with Cytovance that increased Cytovance’s beneficial ownership limitation to 9.9% of the issued and outstanding shares of the Company’s common stock. Cytovance was a related party as of the year ended December 31, 2024, but not as of the year ended December 31, 2025.

During the years ended December 31, 2025 and 2024, the Company recognized research and development expenses of $743,000 and $2,335,000, respectively and made cash payments amounting to $1,054,000 and $3,857,000, respectively to Cytovance. In addition, during the year ended December 31, 2025, the Company issued pre-funded warrants to purchase up to 326,251 shares of common stock exercisable at $0.0001 per share to settle accounts payable valued at approximately $847,000; and during the year ended December 31, 2024 the Company issued 127,597 shares of common stock to Cytovance to settle accounts payable valued at approximately $810,000.

As of December 31, 2025 the Company’s commitments in relation to unbilled and unaccrued SOWs and any related Change Orders from Cytovance for services that have not yet been rendered as of December 31, 2025, amounted to approximately $169,000.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our officers, directors, and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of all Section 16(a) forms they file. Our review of copies of the Section 16(a) reports filed to report transactions occurring during the fiscal year ended December 31, 2025 indicates that all filing requirements applicable to our officers, directors, and greater than ten percent beneficial owners were complied with, except that late Forms 3 were filed for each of Andrew Ritter, David Mun-Gavin and Hilary Kramer upon becoming insiders.

42

STOCKHOLDER PROPOSALS

In order for a stockholder proposal (other than nominations by stockholders of persons for election to our Board of Directors intended to be included in our proxy materials) to be considered for inclusion in our Proxy Statement for our 2027 Annual Meeting of stockholders, the stockholder’s written proposal must be received by us no earlier than April 16, 2027 but no later than May 16, 2027, and must contain the information required by our Amended and Restated Bylaws. However, if the date of our 2027 Annual Meeting is more than 30 days before or after August 14, 2027, the first anniversary of this year’s Annual Meeting, stockholders must give us notice of such stockholder proposals not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which we publicly announce the date of such annual meeting. In order for a stockholder proposal nominating persons for election to our Board of Directors to be considered for inclusion in our Proxy Statement for our 2027 Annual Meeting, the stockholder must expressly elect at the time of providing notice of the proposal to have its nominee included in our proxy materials, and the stockholder’s written proposal must be received by us no earlier than April 16, 2027 but no later than May 16, 2027, and should contain the information required by our Amended and Restated Bylaws. If the date of next year’s annual meeting is moved more than 30 days before or after August 14, 2027, the first anniversary of this year’s Annual Meeting, the deadline for inclusion of proposals nominating persons for election to our Board of Directors in our Proxy Statement is not later than the close of business on the later of 120 days in advance of such annual meeting or 10 days following the day on which we publicly disclose the date of such annual meeting. In order for stockholders to give timely notice of nominations for directors, other than our nominees, for inclusion on a universal proxy card in connection with the 2027 Annual Meeting, notice must be submitted to us at our principal executive offices, located at 505 Montgomery Street, 10th Floor, San Francisco, California 94111, Attn: Corporate Secretary, no later than June 15, 2027, which is 60 calendar days prior to the one-year anniversary of the date of the Annual Meeting, and must comply with the requirements of Rule 14a-19. Any proposals will also need to comply with Rules 14a-8 and 14a-19 of the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, regarding the inclusion of stockholder proposals in company sponsored proxy materials. Proposals should be addressed to our Secretary at our principal executive offices.

If you intend to present a proposal at our 2027 Annual Meeting and the proposal is not intended to be included in our Proxy Statement relating to that meeting, you must give us advance notice of the proposal in accordance with our Amended and Restated Bylaws. Pursuant to our Amended and Restated Bylaws, in order for a stockholder proposal to be deemed properly presented in these circumstances, a stockholder must deliver notice of the proposal to our Secretary, at our principal executive offices, no earlier than April 16, 2027 but no later than May 16, 2027. However, if the date of our 2027 Annual Meeting of stockholders is more than 30 days before or after August 14, 2027, the first anniversary of this year’s Annual Meeting, stockholders must give us notice of any stockholder proposals not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which we publicly announce the date of such annual meeting. If a stockholder does not provide us with notice of a stockholder proposal in accordance with the deadlines described above, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting. If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, as amended, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

OTHER MATTERS

Our Board of Directors is not aware of any matter to be acted upon at the Annual Meeting other than described in this Proxy Statement. Unless otherwise directed, all shares represented by the persons named in the accompanying proxy will be voted in favor of the proposals described in this Proxy Statement. If any other matter properly comes before the meeting, however, the proxy holder will vote thereon in accordance with their best judgment.

43

APPENDIX A

CERTIFICATE OF AMENDMENT OF

RESTATED CERTIFICATE OF INCORPORATION OF

GT BIOPHARMA, INC.

GT Biopharma, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify:

FIRST: That the Board of Directors of the Corporation duly adopted a resolution by the unanimous written consent of its members proposing and declaring fair, reasonable and advisable and in the best interest of the Company and its stockholders the following amendment to the restated certificate of incorporation of the Corporation (as amended, the “Certificate of Incorporation”) and recommending that the stockholders of the Corporation consider and approve the resolution. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation be amended by replacing in its entirety the first paragraph of Article FOURTH so that, as amended, the paragraph shall be and read as follows:

“I. COMMON STOCK

Upon this Certificate of Amendment of Restated Certificate of Incorporation of Corporation (this “Certificate of Amendment”) becoming effective pursuant to the Delaware General Corporation Law (the “Effective Time”), each [_________(_)] shares of Common Stock issued and outstanding (the “Old Common Stock”) immediately prior to the Effective Time shall automatically without further action on the part of the Company or any holder of Old Common Stock, be combined and changed into one (1) duly authorized, fully paid and non-assessable share of new common stock (the “New Common Stock”) (the “Stock Combination”). From and after the Effective Time, certificates representing Old Common Stock shall represent the number of whole shares of New Common Stock into which such Old Common Stock shall have been combined pursuant to this Certificate of Amendment. There shall be no fractional shares issued with respect to New Common Stock. In lieu thereof, the aggregate of all fractional shares otherwise issuable to the holders of record of Old Common Stock shall be issued to the Corporation’s transfer agent (the “Exchange Agent”), as exchange agent, for the accounts of all holders of record of Old Common Stock otherwise entitled to have a fraction of a share issued to them. The sale of all fractional interests will be effected by the Exchange Agent as soon as practicable after the Effective Time on the basis of prevailing market prices of the applicable New Common Stock at the time of sale. After such sale and upon the surrender of the stockholders’ stock certificates, the Exchange Agent will pay to such holders of record their pro rata share of the net proceeds derived from the sale of the fractional interests. After giving effect to the Stock Combination, the Company is authorized to issue a total of 25,000,000 shares of Common Stock, $0.001 par value per share. Dividends may be paid on the Common Stock as, when and if declared by the Board of Directors, out of any funds of the Company legally available for the payment of such dividends, and each share of Common Stock will be entitled to one vote on all matters on which such stock is entitled to vote.

II. PREFERRED STOCK

After giving effect to the Stock Combination, the Company is authorized to issue a total of 1,500,000 shares of Preferred Stock ($0.01 par value), each of which shares of Preferred Stock may be issued in one or more series of stock within the class of Preferred Stock. Each series may have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors pursuant to authority hereby expressly vested in it by the provisions of this Restated Certificate of Incorporation.”

SECOND: That thereafter pursuant to a resolution of the Board of Directors of the Corporation, said amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

THIRD: That this Certificate of Amendment of Restated Certificate of Incorporation shall be effective on [●], 202[●] at [●], Eastern Standard Time.

IN WITNESS WHEREOF, the undersigned authorized officer of the Corporation has executed this Certificate of Amendment to the Restated Certificate of Incorporation as of [●], 202[●].

GT BIOPHARMA, INC.

By:
Name:	Michael Breen
Title:	Executive Chairman of the Board of Directors and Chief Executive Officer

A-1

APPENDIX B

PROPOSED AMENDMENT

TO THE GT BIOPHARMA, INC.

2022 OMNIBUS INCENTIVE PLAN

[●], 2026

1. The GT Biopharma, Inc. 2022 Omnibus Incentive Plan (the “Plan”) is hereby amended as follows:

Section 3.1 of the Plan is hereby deleted in its entirety and, in lieu thereof, the following is substituted:

“3.1 Number of Shares. (a) Subject to adjustment as provided in Section 12.2, a total of 4,250,000 Shares shall be authorized for grant under the Plan (the “Maximum Plan Shares”). Any Shares that are subject to Awards shall be counted against this limit as one (1) Share for every one (1) Share granted.”

2. All other terms and provisions of the Plan shall remain unchanged.

3. This Amendment to the GT Biopharma, Inc. 2022 Omnibus Incentive Plan was adopted by the Company’s Board of Directors on [●], 2026.

B-1

APPENDIX C

SECOND PROPOSED AMENDMENT

TO THE GT BIOPHARMA, INC.

2022 OMNIBUS INCENTIVE PLAN

[●], 2026

1. The GT Biopharma, Inc. 2022 Omnibus Incentive Plan (the “Plan”) is hereby amended as follows:

Section 3 of the Plan is hereby amended by adding a new Section 3.3 as follows:

“3.3 Evergreen Provision. Subject to adjustment in accordance with Section 12.2 and notwithstanding any other provision of the Plan, on the first day of each fiscal year of the Company, beginning with fiscal year 2027 and ending on (and including) fisca1 year 2036, the Maximum Plan Shares shall automatically increase by a number of Shares equal to 2% of the total number of Shares outstanding on the last day of the immediately preceding fiscal year; provided, however, that the Board may, prior to the first day of any fiscal year, determine that there shall be no increase for such fiscal year, or that the increase shall be a lesser number of shares than would otherwise be added to the Plan pursuant to this Section 3.3. Shares added to the Plan pursuant to this Section 3.3 shall be available for issuance as Incentive Stock Options or as other Awards.

2. All other terms and provisions of the Plan shall remain unchanged.

3. This Amendment to the GT Biopharma, Inc. 2022 Omnibus Incentive Plan was adopted by the Company’s Board of Directors on [●], 2026.

C-1

GT Biopharma, Inc.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on August 13, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on August 13, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T01687-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GT BIOPHARMA, INC.

	For All	Withhold All	For All Except
1. Election of the following four nominees as directors for a one-year term:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Michael Breen
02) Charles J. Casamento
03) Hilary Kramer
04) David C. Mun-Gavin

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

T01688-TBD

GT BIOPHARMA, INC.
ANNUAL MEETING OF STOCKHOLDERS
PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a stockholder of GT Biopharma, Inc., hereby appoints Michael Breen as proxy, with full power of substitution, to vote on behalf of the undersigned the same number of shares which the undersigned is then entitled to vote at the Annual Meeting of the Stockholders of GT Biopharma, Inc., to be held at 1900 Avenue of the Stars, Suite 2700, Los Angeles, CA 90067 on Friday, August 14, 2026 at 11:00 A.M. Pacific Time and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side